                                                                   Exhibit 99(j)

- -------------------------------------------------------------------------------



                                 PROJECT REDWING


                                  MAY 31, 1994






                           SMITH BARNEY SHEARSON INC.



- -------------------------------------------------------------------------------

                           SMITH BARNEY SHEARSON INC.


- -------------------------------------------------------------------------------







                                                                PROJECT REDWING
CONFIDENTIAL                                                       MAY 31, 1994
- -------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                            TAB
                                                                            ---

- -    Executive Summary . . . . . . . . . . . . . . . . . . . . . . . . . .   1.

- -    Travelers Inc. and Smith Barney Shearson. . . . . . . . . . . . . . .   2.

- -    Overview of Redwing . . . . . . . . . . . . . . . . . . . . . . . . .   3.

     -    Historical Perspective
     -    Current Status
     -    Redwing Summary Financial Data
     -    Redwing Projected Performance
     -    Redwing Summary Ownership Profile

- -    Comparable Company Analysis: Selected MLP Companies . . . . . . . . .   4.

- -    Comparable Company Analysis: Selected Outdoor Product C-Corporations.   5.

- -    Conclusions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6.

- -    Strategic Alternatives. . . . . . . . . . . . . . . . . . . . . . . .   7.

     -    Taxable as a C-Corp Status in 1997 (Do Nothing)
     -    Grandfathering - MLP Forever
     -    Sale of Company
     -    Leveraged Recapitalization
     -    Summary Quantitative Analysis of Strategic Alternatives

- -    Summary of Plan of Leveraged Recapitalization . . . . . . . . . . . .   8.

     -    Objectives of Leveraged Recapitalization
     -    Transaction Structure
     -    Summary of Distributions
     -    Benefits of Leveraged Recapitalization

                                                                PROJECT REDWING
CONFIDENTIAL                                                       MAY 31, 1994
- -------------------------------------------------------------------------------
TABLE OF CONTENTS (CONTINUED)

                                                                            TAB
                                                                            ---

- -    Leveraged Recapitalization & Pro Forma Valuation Analysis . . . . . .   9.

- -    Selected Mergers and Acquisitions . . . . . . . . . . . . . . . . . .  10.

- -    Cumulative Rate of Return Analysis. . . . . . . . . . . . . . . . . .  11.

- -    Ownership Analysis. . . . . . . . . . . . . . . . . . . . . . . . . .  12.

     -    Redwing Individual Shareholder Analysis
     -    Detailed MLP Ownership Analysis
     -    Detailed Comparable Company Ownership Analysis

- -    Overview of Smith Barney Shearson . . . . . . . . . . . . . . . . . .  13.

                                                                PROJECT REDWING
CONFIDENTIAL                                                       MAY 31, 1994
- -------------------------------------------------------------------------------
EXECUTIVE SUMMARY


- -    Smith Barney Shearson ("SBS") has analyzed Redwing from the perspective of the investment community.

- -    Redwing has an outstanding track-record of performance and excellent prospects.

- -    Almost 30% of Redwing's stock is in SBS system.

     -    Management of the Company own approximately 13%.

- -    Redwing faces tremendous uncertainty brought on by the anticipated expiration of MLP status in 1997. Pressure to address this issue will increase particularly with L.P. concern over potential loss of liquidity in their investment.

- -    In addition, the Company has numerous strategic and investment opportunities available in the near term which may be restricted by the MLP structure.

- -    These factors combine to place Redwing at a strategic crossroads.

- -    In this environment an analysis of comparable MLP's and operating companies yields a clear conclusion: Redwing is trading at a discount to its potential value.

- -    This discount appears to be directly related to Redwing's MLP status.

- -    These factors may make Redwing vulnerable to a "low ball" acquisition offer.

- -    A Leveraged Recapitalization and conversion to corporate form yields excellent results for Unitholders delivering:

          -     Upfront cash
          -     Long-term value
          -     Tax efficiency

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
TRAVELERS INC. AND SMITH BARNEY SHEARSON


- -    The Travelers is one of the world's leading diversified financial services companies with assets of $100 billion and a market capitalization of over $12 billion.

- -    SBS is a leading Investment Banking firm with $2.1 billion of equity capital.

- -    SBS has more than 11,000 Financial Consultants in more than 500 offices throughout the United States.

- -    SBS clients control approximately $334 billion of assets in 5 million accounts.

- -    SBS has a highly regarded worldwide Institutional Network with more than
     360 professionals located in the U.S. and overseas.

- -    SBS has highly ranked securities research capability.

- -    SBS is a leading underwriter of securities.  In 1993 we ranked:

          -    #2 in Common Stock
          -    #1 in IPOs
          -    #2 in Preferred Stock
          -    #2 in Convertible Debt.

- -    SBS Advisory Activities have more than doubled during past 12 months including high profile representation of Viacom in the acquisition of Paramount.

- -    SBS is also establishing a $1.1 billion Bridge Fund for acquisition financing, private investment and other merchant banking and other activities.

SMITH BARNEY: OVERVIEW


Graphic:
Map of United States outlining Smith Barney offices by state.

Text:
Smith Barney:  Overview
521 offices in 49 states and Puerto Rico

Overview


Channel                   Sales People       Offices       Accounts
Retail (1)                   11,240            506         5,107,300
Middle Market (2)               241            114             5,000
Institutional (1)               265             15             2,837

- --------------------

(1)          Includes Robinson-Humphrey
(2) The Middle market sales force is a component of the retail sales force


SMITH BARNEY: RETAIL DISTRIBUTION


Graphic:
Pie chart representing client asset profile of Smith
Barney

Text:
Smith Barney:  Retail Distribution

Client Asset Profile
$334 Billion (1)

Common Stock           32.6%               $109 Billion
Preferred Stock         2.0%               $  7 Billion
Government Bonds        8.3%               $ 28 Billion
Municipal Bonds        16.2%               $ 54 Billion
Mutual Funds           15.4%               $ 51 Billion
Money Market Funds     10.1%               $ 34 Billion
High Yield              1.6%               $  5 Billion
Corporate Bonds         3.4%               $ 11 Billion
Other                  10.5%               $ 35 Billion

- -----------------------
(1) Includes Robinson-Humphrey

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
OVERVIEW OF REDWING


HISTORICAL PERSPECTIVE

- -    Redwing assets were purchased from Textron in a management led LBO in June
     1981.

- -    Redwing was primarily a manufacturer of snowmobiles and related equipment
     (over 80% of sales).

- -    In 1987 Redwing became a public company via an initial public offering of
     BACs at $10 per unit (split adjusted) in 1987 through EF Hutton.

- -    Many BACs continue to be held by their original purchasers and now reside in the Smith Barney Shearson system following acquisition of EF Hutton by Shearson and Shearson by Smith Barney.

- -    Redwing has delivered outstanding operating and financial performance since its IPO.

- -    Revenues and net income have increased from $171.5 million and $17.6 million in 1988 to $528.0 million and $45.8 million in 1993, respectively. This represents an excess of 20% compound annual growth.

- -    Price of BACs have increased from $10 per unit to $33.  Cumulative pre-tax distributions per unit to date of $14.48 (split adjusted). [Original purchasers tax basis approximately $7.00.]

- -    Total return since IPO of approximately 900% vs. 197% for S&P 500.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
OVERVIEW OF REDWING (CONTINUED)


CURRENT STATUS

- -    Manufacturer of snowmobiles, ATVs and personal watercraft with leading market shares in attractive markets.
     - Snowmobiles - industry leader - #1 market share with 40% share - moderate growth
     - ATVs - #3 market share position - some growth as market moves from utility/commercial to consumer
     - Personal watercraft - introduced in 1992 - #3 market share position - rapidly growing market
     -    Accessories - 15% of sales - grows with success of core products

- -    Overall market for outdoor recreation products expected to grow at a brisk pace with underlying economy.

- -    Redwing has several attractive investment opportunities: Capacity expansion, engine production and strategic acquisitions are available.

- -    BACs are trading on a current yield basis of 7.4%.

- -    The Company has no debt.

- -    The Company has virtually no institutional ownership or sponsorship.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
REDWING SUMMARY FINANCIAL DATA
(IN THOUSANDS, EXCEPT PER UNIT DATA)

                                                                              YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------------------------------

                                                       1988         1989         1990         1991       1992           1993
                                                     --------     --------     --------     --------     --------     --------
STATEMENT OF OPERATIONS DATA

     SALES
          Snowmobiles                                $120,047     $162,554     $198,418     $178,606     $207,262     $264,006
          ATVs                                         27,440       46,097       56,268       74,419       95,955      137,283
          PWC                                               -            -            -            -       26,867       47,521
          Clothing, accessories & parts                24,010       33,967       41,461       44,652       53,735       79,202
                                                     --------     --------     --------     --------     --------     --------
          Total                                      $171,497     $242,618     $296,147     $297,677     $383,818     $528,011

          Gross Profit                               $ 56,448     $ 83,362     $ 99,730     $ 95,794     $114,619     $144,095

          Depreciation and Amortization                12,116       19,651       17,199       19,378       21,827       25,912
          Other operating expenses                     25,869       37,410       51,719       44,698       52,101       64,956
                                                     --------     --------     --------     --------     --------     --------

          Operating income                           $ 18,463     $ 26,301     $ 30,812     $ 31,718     $ 40,691     $ 53,227

          Total net income                           $ 17,605     $ 26,190     $ 31,363     $ 31,462     $ 34,701     $ 45,813
          Allocated to General Partner                    350        1,489        6,523        6,544        7,218        9,529
          Allocated to limited partners                17,255       24,701       24,840       24,918       27,483       36,284

     CASH FLOW DATA

          EBITDA                                     $ 30,579     $ 45,952     $ 48,011     $ 51,096     $ 62,518     $ 79,139

          Cash flow from operating activities        $ 37,542     $ 44,447     $ 54,782     $ 46,642     $ 55,316     $ 79,323
          Cash purchases of property & equipment        2,724        7,065        7,158       15,988       12,295       18,126
          Cash distributions declared
               Class A BACs                          $ 13,436     $ 26,883     $ 31,642     $ 33,724     $ 35,250     $ 37,396
               Class B BACs                             3,933        3,783        2,083            -            -            -
               General Partner                            353        1,848        8,857        8,857        9,257        9,821
                                                     --------     --------     --------     --------     --------     --------
               Total                                 $ 17,722     $ 32,514     $ 42,582     $ 42,581     $ 44,507     $ 47,217

     BALANCE SHEET DATA

          Cash and cash equivalent                   $ 15,599     $ 27,886     $ 32,025     $ 20,098     $ 19,094     $ 33,798
          Current assets                               36,377       60,344       66,893       59,200       74,999      109,748
          Total assets                                118,070      137,628      138,704      135,509      146,681      180,548
          Current liabilities                          20,665       38,875       46,602       52,646       69,054       98,055
          Partner's capital                            97,405       98,753       92,102       82,863       77,627       82,493
                                                     --------     --------     --------     --------     --------     --------

     UNIT AND TRADING DATA

          Year End Price Per BAC                        $7.69       $12.25       $13.69       $19.13       $22.81       $33.75
               High                                      7.75        12.31        13.68        19.25        22.88        34.63
               Low                                       7.56        12.12        13.50        19.00        22.56        33.75
          BACs outstanding                             14,038       14,988       15,036       15,062       15,868       16,115

          Net income per unit                        $   1.23     $   1.65     $   1.65     $   1.65     $   1.73     $   2.25

          Cash distributions declared
               per unit to Class A BACs              $   1.20     $   2.27     $   2.50     $   2.50     $   2.50     $   2.51

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
REDWING PROJECTED PERFORMANCE
(in thousands, except per unit data)

                                                         YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------
                                          1994        1995        1996        1997        1998
                                        --------    --------    --------    --------    --------

STATEMENT OF OPERATIONS DATA (a)

  SALES
    Snowmobiles                         $280,681    $327,189    $352,669    $383,920    $406,956
    ATVs                                 209,283     243,094     262,025     285,244     302,359
    PWC                                  102,277     118,801     128,052     139,400     147,764
    Clothing, accessories & parts         85,595      99,423     107,166     116,662     123,662
                                        --------    --------    --------    --------    --------
    Total                               $678,836    $788,507    $849,912    $925,217    $980,740

    Gross Profit                        $185,843    $218,936    $231,561    $249,763    $264,748

    Depreciation and Amortization       $ 16,700    $ 18,836    $ 22,226    $ 22,817    $ 24,186
    Other operating expenses              92,108     104,814     109,623     120,830     128,080
                                        --------    --------    --------    --------    --------

    Operating income                    $ 71,789    $ 91,842    $ 95,642    $101,616    $110,097

  CASH FLOW DATA

    EBITDA                              $ 93,735    $114,122    $121,938    $128,933    $136,668

    Cash distributions declared
      Class A BACs                      $ 40,449    $ 40,449    $ 40,449    $ 40,449    $ 40,449
      General Partner                      9,529       9,529       9,529       9,529       9,529
                                        --------    --------    --------    --------    --------
        Total                           $ 49,978    $ 49,978    $ 49,978    $ 49,978    $ 49,978
      Cash distributions declared
        per unit to Class A BACs        $   2.52    $   2.52    $   2.52    $   2.52    $   2.52

        BACs outstanding                  16,210      16,210      16,210      16,210      16,210

(a) Before goodwill amortization and certain other partnership charges.


                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
REDWING SUMMARY OWNERSHIP PROFILE

- ---------------------------------------------------------
                                           % of Total
                                           ----------

Management                      2,320           14.3%

Insiders & 5% Owners              396            2.4%

Institutional                     367            2.3%

Retail Float                   13,127           81.0%
                               ------          ------

Total                          16,210          100.0%
- ---------------------------------------------------------


- ---------------------------------------------------------
Purchase Year
                               Shares              %
                               ------             ---
IPO                             2,712            19.3
1989                            2,234            14.9
1990                            1,857            12.4
1991                            1,921            12.8
1992                            2,127            13.4
1993                              455             2.8
- ---------------------------------------------------------


- ------------------------------------------------------------
REDWING SHARES IN THE SBS SYSTEM BY DIVISION

         DIVISION                QUANTITY          CUSTOMERS
         --------                --------          ---------
 1       Michigan                 541,512          495
 2       Midwest                  342,726          784
 3       Southern                 327,217          436
 4       N. California            303,377          475
 5       Illinois                 297,336          428
 6       Mid South                263,280          498
 7       Mountain                 234,049          376
 8       Southwestern             229,649          352
 9       Southeast                181,851          273
10       North Central            158,740          199
11       Central Pa.              128,799          213
12       San Francisco            128,017          141
13       Southern Florida         125,070          182
14       Mid California           114,949          153
15       Northwest                109,304          230
16       N. Florida               106,423          189
17       South California         105,244          166
18       L.A. Metro               100,843          122
19       Washington                90,472          170
20       Chesapeake Bay            88,983          132
21       New England               84,477          161
22       N.Y. Suburban             68,494          94
23       North East                68,448          121
24       Ohio                      65,693          174
25       N. New Jersey             49,937          59
26       Manhattan                 47,288          66
27       Departmental               1,000          1
28       SB Inst'l Other Div.         500          1
- ---------------------------------------------------------------
         Total                  4,363,678          6,691

         % of BACs                    27%
         Outstanding (1)
- ---------------------------------------------------------------

(1) 16,210 BACs outstanding as of 3/31/94.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES


- -    At the peak in 1987 there were approximately 71 MLP's which had a market capitalization exceeding $25 million. Natural Resource MLP's (Timber and Oil and Gas) represented 28.2% of this total by number.

- -    At the peak, there were 41 non-natural resource MLPs.  Since then almost
     50% have ceased to be MLPs, most electing to return to C-Corp status or electing REIT status.

- -    Redwing appears to be  the only MLP that was ever in a manufacturing business.

- -    The universe of MLP comparables consists of three "operating companies".
     These companies are not ideal comparables: One owns and operates an NBA franchise, another an amusement park and the third distributes industrial supplies.

- -    On a current yield basis Redwing trades at a modestly higher yield implying a discounted value to these MLP's -- MLP comparables average yield 6.6% vs 7.4% for Redwing.

- -    On an EBITDA basis Redwing trades at a discount -- MLP comparables average
     EBITDA multiple 8.8x vs. Redwing 7.2x.

- -    On an EPS basis Redwing also trades at a discount to the MLP comparables that generated earnings.

- -    In general Redwing is trading at a modest discount to the trading values of this group of MLP comparables.

- -    However, based on Redwing's strong performance and prospects it should trade at a substantial premium to the averages, and more in line with Cedar Fair which has also achieved excellent operating performance.

- -    One reason for this underperformance is a low level of institutional ownership. Cedar Fair is the only comparable with any significant institutional ownership which may also explain its premium valuation relative to the MLP comparables.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 11, 1994
- --------------------------------------------------------------------------------
41 NON NATURAL RESOURCE MLPs
(OVER $25 MILLION OF MARKET CAPITALIZATION)

                                                                                       Current
                                                                              Filing   Market
 Offer                                 Ticker                                 Amount   Capital-
 Date                Issuer            Symbol      Business Description       ($ mil)  ization             Current Status
- --------  ---------------------------  ------ ------------------------------- -------  -------   -----------------------------------
HOMEBUILDERS/DEVELOPERS

08/16/85    UDC-Universal Development   UDC   Construct homes; RE development   $30.8   $71.20   Converted to C-Corp
03/05/86    Newhall Land & Farming      NHL   Real estate development firm       59.2   537.56   MLP
06/17/86  * NVHomes                     NVH   Build homes, condos, apts          19.8            Private
11/20/86  * Cal Fed Income Partners     CFI   Real estate agents                 75.0            LP, Now "CF Income Partners" -
                                                                                                 Bankruptcy/Delisted 3/1/94
01/15/87    Standard Pacific LP         SPF   Construct homes;mnfr furniture     51.1   290.76   Converted to C-Corp
02/06/87  * Emerald Homes               EHP   Construct single family homes      27.5            MLP - Suspended 10/19/92
02/11/87    Interstate General LP       IGC   RE development firm, RE agency     24.0    70.57   MLP

REALTY AGENTS

08/19/86  * US Realty Partners          USRL  Real estate agent                  38.0     0.08   MLP
06/18/87  * Fine Homes International    FHI   Real estate brokerage services    120.0            Acquired by Merryl Lynch Mortgage
                                                                                                 Corp.

REAL ESTATE

08/10/84    Southwest Realty            SWL   Operate residential buildings      14.5   190.67   Converted to a REIT - Now
                                                                                                 "Southwestern Properties Trust"
08/20/86    EQK Green Acres             EGA   Operate a shopping mall            92.6    87.74   Converted to a REIT
12/23/86    Equitable Real Estate       EQM   Own and operate shopping malls    107.0    16.05   MLP
            Shopping
04/09/87    Shopco Laurel Centre        LSC   Own, operate a shopping mall       46.6    15.73   MLP
07/23/87    Sahara Casino Partners      SAH   Own, op hotels and casinos         62.0    51.01   Converted to  C-Corp - Merged with
                                                                                                 Sahara Gaming Corp.
08/28/87  * American Income Properties  IPS   Operate shopping centers           50.0            Acquired by Dial REIT

INVESTMENT MANAGEMENT

10/03/86    Airlease                    FLY   Lease commercial aircraft          79.6    73.42   MLP
11/12/86    Commonwealth Mortgage       CMA   Mortgage bank                     125.0            Liquidated Assets 9/30/92
            America
05/21/87    Reich & Tang                RTP   Mutual fund invt advisory svcs     36.9   587.89   MLP, Now "New England Investors"
07/01/87    Oppenheimer Capital         OCC   Venture capital firm               99.0   351.63   MLP
11/17/87    Thomson McKinnon Asset      TMA   Investment management svcs         36.3   358.75   MLP, Now "Thomson Advisory Group
            Mgmt LP                                                                              LP."
04/14/88    Alliance Capital Mgmt       AC    Investment advisory services       66.6 1,497.86   MLP

CABLE T.V.

05/12/86  * Vista Organization          TVOP  Produce, dist motion pictures      60.0            Private
            Partnership
11/20/86    Jones Intercable Investors  JTV   Operate cable TV systems           46.4    82.19   MLP
12/23/86    Falcon Cable Systems        FAL   Own, operate cable TV systems      82.9    62.39   Converted to C-Corp
02/27/87  * De Laurentiis Film Partners DFP   Produce, dist motion pictures      65.0            Private
03/12/87    Galaxy Cablevision          GTV   Own, operate cable TV systems      43.0    34.14   MLP

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 11, 1994
- --------------------------------------------------------------------------------
41 NON NATURAL RESOURCE MLPs
(OVER $25 MILLION OF MARKET CAPITALIZATION)

                                                                                       Current
                                                                              Filing   Market
 Offer                                 Ticker                                 Amount   Capital-
 Date                Issuer            Symbol      Business Description       ($ mil)  ization             Current Status
- --------  ---------------------------  ------ ------------------------------- -------  -------   -----------------------------------
HOTEL/RESTAURANT

02/20/86    Burger King Investors       BKP   Lease Burger King restaurants    $81.40   $75.32   MLP
10/09/86    Perkins Family Restaurant   PFR   Operate, franchise restaurants     65.6   188.25   MLP
12/17/86    Prime Motor Inns LP         PMP   Operate hotels, holding co         70.0     4.00   MLP
03/27/87    Allstar Inns                SAI   Own and operate hotels             99.4     1.85   Converted to C-Corp
04/07/87    Red Lion Inns               RED   Operate hotels, holding co         95.8   101.80   MLP
07/23/87    Aircoa Hotel partners       AHT   Operate Hotels                     50.0    14.69   MLP
            Motel Six                   SIX   Owns and Operates Hotels                           Sold
12/19/86    Winchell's Donut Houses     WDH   Operate retail bakeries           114.0            Company liquidated 11/24/89

HEALTH CARE

10/21/86    Angell Care Master          ACR   Lease nursing home facilities      68.0   140.34   Converted to REIT, Now "Health
                                                                                                 Equity Properties"
12/19/86    Forum Retirement Partners   FRL   Rental retirement centers          74.2    32.48   MLP

OPERATING COMPANIES

12/04/86    Boston Celtics              BOS   Professional basketball team       52.0   129.50   MLP
02/05/87    Sun Distributors            SDP   Wholesale industrial supplies      96.9   116.55   MLP
04/07/87    Maritrans Partners          TUG   Marine transportation svcs        117.5    61.05   Converted to C-Corp
04/23/87    Cedar Fair                  FUN   Own, operate amusement parks      164.0   745.04   MLP

* Indicates prices are unavailable

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES
(DOLLARS IN MILLIONS EXCEPT PER SHARE DATA)

                                                                             Multiples of Market Value
                                                                            ---------------------------
                                                                                             LTM
                                               Unit                           Tang.    ----------------
                                               Price     Current   Market     Book      Net      Cash
Company                              Symbol   05/26/94    Yield    Value    Value(2)   Income   Flow(3)
- -------                              ------   --------   -------   ------   --------   ------   -------
Boston Celtics Limited Partnership   BOS      $20.125      6.2%    $128.8       NM x      NM x     8.0 x

Sun Distributors L.P.                SDP      $ 7.441(1)   7.4%    $240.6      2.7      13.1       9.1

Cedar Fair, L.P.                     FUN      $32.875      6.1%    $731.1      8.3      14.5      11.2

                                             ---------------------------------------------------------

                                             MEAN          6.6%                5.5 x    13.8 x     9.4 x

                                             MEDIAN        6.2%                5.5      13.8       9.1

                                             HIGH          7.4%                8.3      14.5      11.2

                                             LOW           6.1%                2.7      13.1       8.0
                                             ---------------------------------------------------------

- ------------------------------------------------------------------------------------------------------
Redwing (5)                          SNO      $34.000      7.4%    $554.4      6.9 x    14.5 x     8.1 x
- ------------------------------------------------------------------------------------------------------

                                                                                    Multiples of        Price as a
                                                                                        AMV              Multiple
                                                                             ------------------------  of Projected
                                    Adjusted             LTM                           LTM              Cal. EPS
                                     Market    -----------------------   -------------------------  ---------------
Company                             Value(4)   Sales    EBITDA   EBIT     Sales   EBITDA   EBIT     1994   1995
- -------                             --------   -----    ------   ----     -----   ------   ----     ----   ----
Boston Celtics Limited Partnership   $135.4     $83.1    $25.4    $9.3    1.6 x    5.3 x   14.5 x     NA x   NA x

Sun Distributors L.P.                $352.6    $655.7    $36.8   $28.9    0.5      9.6     12.2       NA     NA

Cedar Fair, L.P.                     $817.7    $178.9    $72.0   $57.5    4.6     11.4     14.2     12.6   11.5

                         --------------------------------------------------------------------------------------
                         MEAN                                             2.2 x    8.8 x   13.6 x   12.6 x 11.5 x

                         MEDIAN                                           1.6      9.6     14.2     12.6   11.5

                         HIGH                                             4.6     11.4     14.5     12.6   11.5

                         LOW                                              0.5      5.3     12.2     12.6   11.5
                         --------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------
Redwing (5)                          $547.4    $566.4    $76.1   $55.6    1.0 x    7.2 x    9.8 x   12.1 x 10.1 x
- ---------------------------------------------------------------------------------------------------------------

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES
(DOLLARS IN MILLIONS EXCEPT PER SHARE DATA)


                                                                    IMPLIED
                                   LATEST TWELVE MONTHS               UNIT    5 YEAR         TOTAL
                           ------------------------------------      INCOME    PROJ.          DEBT
                           GROSS     EBITDA     EBIT      NET        GROWTH   GROWTH         AS A %
COMPANY                    MARGIN    MARGIN    MARGIN    MARGIN    '94E-'95E    (6)          OF CAP.       BUSINESS DESCRIPTION
- -------                    ------    ------    ------    ------    ---------    ---          -------       --------------------
Boston Celtics Limited     66.9%     30.6%     11.3%     -0.7%        NA        NA           374.7% (7)    Owns and operates the
Partnership                                                                                                Boston Celtics

Cedar Fair, L.P.           89.1%     40.2%     32.1%     28.1%       10.0%      9.5%          46.5%        Owns and operates three
                                                                                                           amusement parks

Sun Distributors L.P.      38.6%      5.6%      4.4%      2.8%        NA        NA            62.2%        Wholesale distributor of
                                                                                                           industrial products
                           ------------------------------------------------------------------------
                           64.9%     25.5%     15.9%     10.1%       10.0%      9.5%          54.4%

                           66.9%     30.6%     11.3%      2.8%       10.0%      9.5%          54.4%

                           89.1%     40.2%     32.1%     28.1%       10.0%      9.5%         374.7%

                           38.6%      5.6%      4.4%     -0.7%       10.0%      9.5%          46.5%
                           ------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
Redwing (5)                28.6%     13.4%      9.8%      6.7%       20.5%     20.0%(8)       NM           Manufactures snowmobiles
                                                                                                           and related products
- -----------------------------------------------------------------------------------------------------------------------------------

NOTES
- --------------------------------------------------------------------------------
(1)  Weighted average of class A and class B unit prices.
(2) Tangible Book Value is defined as shareholders' equity minus intangible assets.
(3) Cash flow is defined as net income from cont. operations plus depreciation, amortization and deferrals.
(4) Adjusted market value is defined as market value of the common equity plus net debt (total debt less cash) plus book value of preferred stock.
(5) Net income projections are taken from the latest John G. Kinnard & Co. research report. Earnings are not tax-effected.
(6) Five year growth projections from IBES (Institutional Brokerage Estimate Services).
(7) Total debt/total capitalization is greater than 100% due to the fact that shareholders' equity is negative.
(8)  Projected growth provided by latest Kinnard & Co. research report.
Outliers are shaded and are not included in median and mean calculations.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES

                                                        CASH DISTRIBUTIONS PER UNIT
                                         --------------------------------------------------------
                                          1989           1990        1991        1992        1993    5 YEAR CAGR
                                         -----          -----       -----       -----       -----    -----------
Company
- ------------------------------------
Boston Celtics Limited Partnership       $1.60          $1.35       $1.40       $2.25       $1.25       -6.0%

Sun Distributors L.P.                    $1.40(1)       $0.69       $0.46       $0.46       $0.55       -7.4%(1)

Cedar Fair, L.P.                         $1.18          $1.35       $1.53       $1.73       $1.93       13.0%

Redwing                                  $2.27          $2.50       $2.50       $2.50       $2.51        2.5%


                                                             EARNINGS PER UNIT
                                         --------------------------------------------------------
                                          1989           1990        1991        1992        1993    5 Year CAGR
                                         -----          -----       -----       -----       -----    -----------
Company
- ------------------------------------
Boston Celtics Limited Partnership       $1.88          $1.19       $0.32       $0.18       $0.80       -19.2%

Sun Distributors L.P.                    $1.67(1)       $0.69       $0.46       $0.54       $0.55        -7.4%(1)

Cedar Fair, L.P.                         $1.48          $1.55       $1.68       $1.96       $2.75        16.8%

Redwing                                  $1.65          $1.65       $1.65       $1.73       $2.25         8.1%



                                                        EARNINGS AS A % OF DISTRIBUTION
                                       -----------------------------------------------------------
                                        1989           1990         1991        1992        1993
                                       ------         ------      ------       ------     -------
- --------------------------------------------------------------------------------------------------
Boston Celtics Limited Partnership      117.5%          88.1%       22.9%        8.0%       64.0%

Sun Distributors L.P.                   119.3%         100.0%      100.0%      117.3%      100.0%

Cedar Fair, L.P.                        125.4%         114.8%      110.2%      113.6%      142.9%

Redwing                                  72.7%          66.0%       66.0%       69.2%       89.6%
- -------------------------------------------------------------------------------------------

(1) In 1989, no class B units were outstanding (compared to 21,675,746 in later years). Growth rate calculated for years 1990 - 1993.


                                                                 PROJECT REDWING
                                                                    MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES

                                  ADJUSTED
                                MARKET VALUE/ PRICE/PROJ.             MARKET VALUE/  NUMBER OF
                                  EBITDA (1)  EARNINGS (1)  YIELD (1)  CASH FLOW (1)   COMPANIES
                                  ---------   -----------   --------  ------------   ---------
HOMEBUILDERS/DEVELOPERS

                          LTM        18.1          NA          0.7%        9.4               1
                          1993       24.5          NA          0.0%       11.0
                          1992         NM          NA          0.0%         NM
                          1991        7.9          NA          0.0%       11.6
                          1990        9.0          NA         20.9%        3.1
                          1989       33.5          NA         10.2%        5.5

REAL ESTATE

                          LTM        28.8          NA         18.7%        9.1               2
                          1993         NA          NA         22.2%         NA
                          1992       16.3          NA         28.6%        8.0
                          1991        6.1          NA         25.0%        7.9
                          1990        7.5          NA         33.5%        8.5
                          1989       13.5          NA         14.3%       11.5

INVESTMENT MANAGEMENT

                          LTM        10.4         8.1          9.1%       10.5               5
                          1993       20.0        12.0          6.7%       16.1
                          1992       33.9         9.9         10.1%       10.1
                          1991       35.3         5.1         10.8%        9.7
                          1990       23.4         5.1         13.7%       11.0
                          1989       24.1         4.1         11.0%        9.5

                                                                 PROJECT REDWING
                                                                    MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES

                                     ADJUSTED
                                  MARKET VALUE/    PRICE/PROJ.                 MARKET VALUE/    NUMBER OF
                                   EBITDA(1)       EARNINGS(1)    YIELD(1)     CASH FLOW(1)     COMPANIES
                                  -------------    -----------   ---------     -------------    ---------
CABLE T.V.

                         LTM             10.6             NA           3.0%            9.0              2
                         1993            11.1             NA           2.5%           10.4
                         1992             5.1             NA          15.3%            5.8
                         1991             5.4             NA           7.0%            6.7
                         1990             5.0             NA          15.2%           13.7
                         1989             6.7             NA           9.7%           17.5

HOTEL/RESTAURANT

                         LTM              8.9           10.5           5.2%            7.1              5
                         1993            13.7            9.1           5.0%            9.9
                         1992            10.8            7.6           6.0%           10.0
                         1991             8.6            6.9           6.6%            8.1
                         1990             9.1            8.6          16.9%            5.6
                         1989            11.7            5.3           9.4%            6.7

HEALTH CARE

                         LTM             10.8             NA           0.0%           19.8              1
                         1993             8.8             NA           0.0%           22.7
                         1992             5.6             NA           0.0%             NA
                         1991              NA             NA           0.0%             NA
                         1990             7.1             NA          22.9%           10.6
                         1989             6.0             NA          60.4%             NA

                                                                 PROJECT REDWING
                                                                    MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES


                                    Adjusted
                                  Market Value/    Price/Proj.                 Market Value/    Number of
                                    EBITDA(1)      Earnings(1)    Yield(1)      Cash Flow(1)    Companies
                                  -------------    -----------    --------     -------------    ---------
Operating Companies

                         LTM              8.8           12.6           6.6%            9.4              3
                         1993            24.7           14.6           8.8%           14.3
                         1992            22.7           13.2          11.0%           14.2
                         1991            19.7           11.8          10.2%           10.8
                         1990            17.4           17.3          10.7%           10.6
                         1989            10.7           13.6          10.3%            5.9

Oil, Gas, and Natural Resource Companies

                         LTM              6.8           13.3           8.7%            9.2             30
                         1993            16.2           16.1           8.9%            8.0
                         1992            15.6           17.2          13.8%            6.7
                         1991            17.4           13.1           8.8%            7.7
                         1990            16.2           15.5          11.2%            6.9
                         1989            22.3           12.7           9.6%            9.9

Total

                         LTM             10.1           12.2           7.9%            8.0             49
                         1993            13.1           12.8           7.6%           10.3
                         1992            11.8           12.7           8.8%            7.5
                         1991            14.7            9.8           8.6%            8.2
                         1990            10.5           11.4          14.0%            7.4
                         1989            14.9            9.7          10.3%            9.5

Notes:
(1) Stock prices as of December 31, except for LTM. For adjusted market value, cash flow and EBITDA, fiscal year end balance sheets and income statements were used.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED MLP COMPANIES

(Shares in Thousands)

                                         Boston Celtics                 Cedar Fair                 Sun Distributors
                                  ----------------------------  ---------------------------   --------------------------
                                                   % of Shares                   % of Shares                   % of Shares
                                      Shares       Outstanding      Shares       Outstanding     Shares        Outstanding
                                    -----------    -----------    -----------    -----------    -----------    -----------
Total Institutional Ownership         35                0.5%     6,992               31.4%     1,506               14.1%

   Number of Accounts                         4                            63                            21
   Average Account Size                       9                           111                            72

   Top 5 Institutional Accounts              35                         4,568                         1,278

   % of Institutional Ownership           100.0%                         65.3%                         84.9%

Insiders and Beneficial Owners       886               13.8%     3,835               17.2%       120                1.1%

Implied Retail Ownership           5,479               85.6%    11,413               51.3%     9,040               84.8%

Total Units Outstanding            6,400              100.0%    22,240              100.0%    10,666              100.0%



                                             Redwing
                                  ----------------------------
                                                 % of Shares
                                     Shares      Outstanding
                                  -----------    -----------
Total Institutional Ownership        367                2.3%

   Number of Accounts                      20
   Average Account Size                    18

   Top 5 Institutional Accounts           269

   % of Institutional Ownership          73.3%

Insiders and Beneficial Owners     2,716               16.8%

Implied Retail Ownership          13,127               81.0%

Total Units Outstanding           16,210              100.0%

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED OUTDOOR PRODUCT C-CORPORATIONS


- -    There appear to be eight companies reasonably comparable to Redwing ranging from Arctco, a direct competitor, to Harley-Davidson, a leader in the motorcycle industry.

- -    The general theme is outdoor recreation products.

- -    Redwing trades at a significant discount to the comparables on a Cash Flow and EBITDA multiple basis.

                   REDWING        COMPARABLES
Cash Flow          12.2x          13.4x
EBITDA              7.2x          10.2x

- -    This seems contradictory for a company that should trade on a cash flow basis because it is an MLP.

- -    Redwing trades approximately equal to its comparables on a pro-forma after-tax earnings basis.

- -    This implies that Redwing is receiving no "valuation credit" for making distributions to its L.P.'s.

- -    In addition, there is an enormous discount implied by Redwing's unleveraged balance sheet.

- --------------------------------------------------------------------------------

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED OUTDOOR PRODUCT C-CORPORATIONS

                                                                                 MULTIPLES OF MARKET VALUE
                                                                                ---------------------------
                                                                                                  LTM
                                                                                            ---------------
                                                           INDICATED               TANG                        ADJUSTED
                                      LATEST      PRICE     DIVIDEND   MARKET      BOOK       NET     CASH      MARKET
COMPANY                      TICKER  FINANCIALS  05/26/94    YIELD      VALUE    VALUE (1)  INCOME  FLOW (2)  VALUE (3)
- --------                     ------  ----------  --------  ---------  --------  ----------  ------  --------  ---------
Anthony Industries           ANT         Mar-94   $14.875       8.9%    $167.1         2.3    15.6       8.9     $265.8
Arctco Inc.                  ACAT        Mar-94   $27.875       0.8%    $549.7         4.6    21.5      18.4     $473.1
Brunswick Corp.              BC        03/30/94   $24.500       5.4%  $2,352.1        20.0    33.1      12.4   $2,559.6
Coleman Co. Inc.             CLN         Mar-94   $28.000       0.0%    $750.6         9.2    20.4      12.6     $915.1
Harley-Davidson Inc.         HDI         Mar-94   $49.500       0.7%  $1,907.3         5.5    30.9      19.9   $1,893.5
Huffy Corporation            HUF         Mar-94   $16.875       1.8%    $253.0         2.2    16.8       7.1     $328.2
Outboard Marine Corporation  OM          Mar-94   $22.625       1.8%    $455.2         3.3      NM        NM     $628.2
Winnebago Industries         WGO         Feb-94   $11.625       0.0%    $293.7         4.4    23.0      14.2     $298.0

                             Mean                               2.4%                   6.4    23.0      13.4
                             Median                             1.3%                   4.5    20.9      12.5
                             High                               8.9%                  20.0    33.1      19.9
                             Low                                0.0%                   2.2    15.6       7.1

Redwing                       SNO        Mar-94   $34.000       7.4%    $554.4         6.9    22.3      12.2(4)  $547.4

                                                                    MULTIPLES OF
                                                                        AMV              MULTIPLE
                                                                -------------------    OF PROJECTED
                                         LTM                            LTM              CAL. EPS
                             ------------------------------------------------------  --------------
                              SALES    EBITDA   EBIT      NI    SALES  EBITDA  EBIT   1994     1995
                             --------  ------  ------  -------  -----  ------  ----  ------   -----
Anthony Industries             $443.4   $28.7   $20.6   $10.7     0.6     9.3  12.9   13.5     10.6
Arctco Inc                     $248.4   $41.6   $37.3   $25.6     1.9    11.4  12.7   17.6     15.2
Brunswick Corp.              $2,298.9  $240.9  $123.0   $71.1     1.1    10.6  20.8   24.7     16.9
Coleman Co. Inc.               $595.6   $94.4   $71.6   $36.7     1.5     9.7  12.8   17.8     15.1
Harley-Davidson Inc.         $1,291.5  $168.8  $134.8   $61.8     1.5    11.2  14.0   20.3     17.3
Huffy Corporation              $732.1   $55.5   $35.0   $15.1     0.4     5.9   9.4   12.0     10.2
Outboard Marine Corporation  $1,036.1   $66.7   $21.0  ($59.7)    0.6     9.4    NM   22.4     12.7
Winnebago Industries           $426.8   $20.9   $13.0   $12.8     0.7    14.3  23.0   14.4      NA

Mean                                                              1.0    10.2  15.1   17.9     14.0
Median                                                            0.9    10.2  12.9   17.7     13.9
High                                                              1.9    14.3  23.0   24.7     17.3
Low                                                               0.4     5.9   9.4   12.0     10.2

Redwing                        $566.4   $76.1   $55.6   $24.9     1.0     7.2   9.8   19.0(5)  15.8(5)

                                 LATEST TWELVE MONTHS            RETURN           4 YEAR CAGR
                             -----------------------------     ON AVERAGE        -------------    E.P.S.                 DEBT
                             GROSS   EBITDA   EBIT    NET     -------------              NET      GROWTH      PROJ.     AS A %
                             MARGIN  MARGIN  MARGIN  MARGIN   ASSETS  EQUITY   SALES   INCOME  '94E-'95E  GROWTH (6)   OF CAP.
                             ------  ------  ------  ------   ------  ------   ------  ------  ---------  -----------  --------
Anthony Industries            27.2%    6.5%    4.6%    2.4%     4.1%   12.1%     3.0%   -4.6%      -9.1%        15.0%     52.3%
Arctco Inc.                   30.4%   16.8%   15.0%   10.3%    18.8%   24.1%    18.5%   20.9%      20.6%        14.5%      0.6%
Brunswick Corp.               31.5%   10.5%    5.4%    3.1%     3.6%    8.7%    -6.0%      NM      73.7%        14.1%     26.6%
Coleman Co. Inc.              33.8%   15.8%   12.0%    6.2%     6.6%   15.7%       NA      NA      20.8%        17.7%     41.9%
Harley-Davidson Inc.          29.9%   13.1%   10.4%    4.8%    10.3%   18.4%    47.6%      NM      64.9%        20.1%      7.1%
Huffy Corporation             21.2%    7.6%    4.8%    2.1%     4.5%   10.9%    22.6%   47.0%         NM        10.9%     40.3%
Outboard Marine Corporation   27.4%    6.4%    2.0%   -5.8%       NM      NM    -8.3%      NM         NM        13.8%     59.3%
Winnebago Industries          16.4%    4.9%    3.0%    3.0%     8.0%   17.2%    58.0%      NM         NM        22.5%      6.4%

Mean                          27.2%   10.2%    7.2%    3.3%     8.0%   15.3%    14.6%   34.0%      26.5%        17.3%     29.3%
Median                        28.7%    9.0%    5.1%    3.0%     5.6%   13.9%    10.8%   20.9%      20.6%        16.3%     33.5%
High                          33.8%   16.8%   15.0%   10.3%    18.8%   24.1%    58.0%   47.0%      73.7%        22.5%     59.3%
Low                           16.4%    4.9%    2.0%   -5.8%     3.6%    8.7%    -8.3%   20.9%      -9.1%        14.1%      0.6%

Redwing                         29%     13%     10%      4%(4)   14%     18%(4)   21%     18%      20.5%          20%(7)    NM

NOTES
- ---------------
(1) Tangible Book Value is defined as shareholders' equity minus intangible assets.
(2) Cash flow is defined as net income from cont. operations plus depreciation, amortization and deferrals.
(3) Adjusted market value is defined as market value of the common equity plus net debt (total debt less cash) plus book value of preferred stock.
(4) Net income available to the limited partners tax effected at a rate of 36%.
(5) Estimated net income available to limited partners from latest Kinnard & Co. research report tax effected at a rate of 36%.
(6) Five year growth projections from Bloomberg Financial Services.
(7) Projected growth provided by latest Kinnard & Co. research report.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS

SUMMARY OPERATING PERFORMANCE

                     1990                1991            1992            1993
               ------------------  ---------------  ---------------  ------------------
               POLARIS  COMPS (1)  POLARIS  COMPS   POLARIS  COMPS   POLARIS  COMPS (2)
               -------  ---------  -------  ------  -------  ------  -------  ---------
MARGINS
Gross margin     35.4%      25.2%    34.3%   26.6%    32.4%   27.5%    29.6%      27.3%
EBITDA margin    19.4%      12.2%    19.6%    9.7%    15.8%   11.5%    15.2%      11.2%
EBIT margin      16.1%       9.7%    15.6%    7.9%    12.0%    9.5%    11.8%       9.1%

(1) Comparable companies include Arctco, Brunswick, Coleman, and Harley Davidson. Outboard Marine is exclude from comparable averages due to inconsistent performance.
(2) Based latest twelve months through December 31, 1993.

- --------------------------------------------------------------------------------

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED OUTDOOR PRODUCT C-CORPORATIONS
(SHARES IN THOUSANDS)

OWNERSHIP SUMMARY

                                 ANTHONY INDUSTRIES         ARCTCO INC.         BRUNSWICK CORP.      COLEMAN CO. INC.
                                 -------------------   -------------------   -------------------   -------------------
                                        % OF SHARES           % OF SHARES           % OF SHARES           % OF SHARES
                                 SHARES  OUTSTANDING   SHARES  OUTSTANDING   SHARES  OUTSTANDING   SHARES  OUTSTANDING
                                 ------  -----------   ------  -----------   ------  -----------   ------  -----------
Institutional Ownership           3,260        30.6%    7,419         37.9%  64,285         67.5%   5,007         18.6%
  Number of Accounts                 30                    44                   165                    27
  Average Account Size              109                   169                   390                   185
Top 5 Accounts                    2,088                 3,741                28,958                 3,376
                                   64.0%                 50.4%                 45.0%                 67.4%
Insiders and Beneficial Owners    6,038        56.7%    8,195         41.9%  13,248         13.9%  21,687         80.8%
Implied Retail Ownership          1,349        12.7%    3,938         20.1%  17,703         18.6%     161          0.6%
Total Units Outstanding          10,647       100.0%   19,552        100.0%  95,236        100.0%  26,855        100.0%

                                     HUFFY CORP.           WINNEBAGO           HARLEY DAVIDSON       OUTBOARD MARINE
                                 -------------------   -------------------   -------------------   -------------------
                                         % OF SHARES           % OF SHARES           % OF SHARES           % OF SHARES
                                 SHARES  OUTSTANDING   SHARES  OUTSTANDING   SHARES  OUTSTANDING   SHARES  OUTSTANDING
                                 ------  -----------   ------  -----------   ------  -----------   ------  -----------
Institutional Ownership           8,788         59.9%   5,603         22.3%  27,049         71.2%  15,551          78.5%
  Number of Accounts                 68                    36                   164                   104
  Average Account Size              129                   156                   165                   150
Top 5 Accounts                    3,170                 3,007                 6,212                 7,954
                                   36.1%                 53.7%                 23.0%                 51.1%
Insiders and Beneficial Owners      665          4.5%  11,725         46.6%   4,173         11.0%   4,007          20.2%
Implied Retail Ownership          5,216         35.6%   7,817         31.1%   6,743         17.8%     249           1.3%
Total Units Outstanding          14,669        100.0%  25,145        100.0%  37,965        100.0%  19,807         100.0%

                                       REDWING
                                 -------------------
                                         % OF SHARES
                                 SHARES  OUTSTANDING
                                 ------  -----------
Institutional Ownership             367           2.3%
  Number of Accounts                 20
  Average Account Size               18
Top 5 Accounts                      269
                                   73.3%
Insiders and Beneficial Owners    2,716          16.8%
Implied Retail Ownership         13,127          81.0%
Total Units Outstanding          16,210         100.0%

                                                                 PROJECT REDWING
                                                                    MAY 31, 1994
- --------------------------------------------------------------------------------
COMPARABLE COMPANY ANALYSIS: SELECTED OUTDOOR PRODUCT C-CORPORATIONS

COMPANY                  DESCRIPTION
- ----------------------   -------------------------------------------------------

Anthony Industries Inc.  Manufactures and distributes a variety of products through its Outdoor Sporting Goods, Active & Sporting Apparel and Home Recreational Products Divisions. The Company manufactures, among other things, skis under the K2, Olin and PRE brand names. The Company also makes fishing tackle, water safety products, industrial products and others.

Arctco Inc.              Designs, engineers, manufactures and markets
                         snowmobiles under the "Arctic Cat" brand name and a personal watercraft under the "Tigershark" brand name.

Brunswick Corp.          Manufactures pleasure and recreational boats and marine
                         engines. The Company is also involved in "Zebco" fishing products, bowling centers and products and defense related business. Brand name boats include
                         "Bayliner" and "Sea Ray" along with Mercury and Mariner outboard engines.

Coleman Co. Inc.         Manufactures and markets brand name consumer products
                         for the camping and related outdoor recreational markets throughout the world. Products include lanterns, stoves, coolers, jugs and sleeping bags.
                         Through Coleman Spas, Inc., the Company manufactures and distributes spas.

Harley-Davidson Inc.     Manufactures heavyweight motorcycles, recreational
                         vehicles and specialized commercial vehicles. The
                         Company is the only American manufacturer of motorcycles. Through its wholly-owned subsidiary,
                         Holiday Rambler Corporation, it manufactures recreational vehicles, principally motor homes and travel trailers.

Huffy Corp.              Manufactures bicycles, juvenile products, sporting
                         goods and offers assembly and repair services to retailers. The Company produces "Huffy" bicycles, portable cribs, "Gerry" car seats, infant carriers, strollers and toilet trainers and "Temper" lawn and garden tools.

Outboard Marine Corp.    Manufactures and markets marine products for leisure
                         time purposes. Its principal products are outboard and inboard engines and boats under a variety of brand names.

Winnebago Industries     Manufactures recreational vehicles. The Company
                         produces motor homes under the "Winnebago," "Itasca,"
                         "Elante" and "Vectra" brand names. Other operations include van conversions, the manufacture of component parts and the satellite transmission of commercials.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
CONCLUSIONS

- - Redwing trades at a discount to its MLP peers. This discount is particularly acute in the context of Redwing's historical performance and prospects.

- - In a "performance context" Redwing should trade at equity yield, EBITDA and earnings multiples close to Cedar Fair. In fact Redwing trades at an implied discount ranging from 15% to 40%.

- - Redwing also trades at discount to its C-Corp comparables. The Cash Flow and EBITDA multiple discounts are particularly troubling for an MLP.

- - The inescapable conclusion is that Redwing is inappropriately valued by the market place.

- -  Problems include:

         -Equity securities address an inappropriate marketplace -- income buyers, no growth buyers
         -Lack of market recognition of performance and prospects -- no research following
         -Lack of institutional sponsorship -- less than 3% ownership -Perception of 1997 difficulties -- volatility
         -Loss of strategic direction -- opportunities

- -  Historically this type of situation leads to vulnerability.

- -  Redwing vulnerability is highlighted by:

         -Balance Sheet Cash
         -Low leverage
         -Retail stock holdings

- - MLP structure and distribution policy is not appropriate for a manufacturing growth company.

- --------------------------------------------------------------------------------

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
STRATEGIC ALTERNATIVES



TAXABLE AS A C-CORP IN 1997:       This represents a "do nothing" scenario.


*  UNITHOLDER OUTCOMES  - Continued distributions totalling approximately $10 between now and 1997 with various after-tax taxation values to Limited Partners depending on when their BACs were purchased.

                        - After 1997, earnings available for distributions is
                          reduced by corporate tax. This is not a practical alternative.

                        - Thus, there is a virtual certainty of material change
                          in Redwing's financial structure and operating strategy.


                PROS                                         CONS
- --------------------------------------          --------------------------------

- - Certainty of outcome.                         - Pressure on market value of
                                                  BACs as '97 approaches due to
                                                  uncertainty of capital
                                                  structure and distribution
                                                  policy.

- - Maintains status quo (except for new          - Vulnerability to opportunistic
  corporate tax).                                 acquiror.

- - Minimal transaction expenses.                 - Uncertain interest rates and
                                                  business environment.

                                                - May not maximize current
                                                  value.

                                                - Decrease in distributions due
                                                  to corporate tax likely to
                                                  have a negative effect on the
                                                  market price of BACs.

                                                - MLP structure inappropriate
                                                  for manufacturing growth
                                                  company.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
STRATEGIC ALTERNATIVES (continued)

GRANDFATHERING:          Lobby Congress to enact legislation "Grandfathering"
                         Redwing's tax status forever or over a longer term.

*  UNITHOLDER OUTCOMES   - Tax status will not be threatened so "status quo"
                           continues. There will be no adverse taxation as a result of 1997 changeover.

                         - After 1997, no significant changes occur.




                 PROS                                         CONS
- --------------------------------------          --------------------------------
- - Single level taxation preserved.              - Perpetuates value discount.

- - Minimal transaction expenses.                 - Vulnerability to opportunistic
                                                  acquiror.

                                                - No certainty until success
                                                  achieved. No reason for
                                                  optimism of passage of
                                                  legislation. No certainty of
                                                  timing of legislation.

                                                - Alternative strategies can
                                                  yield higher current
                                                  unitholder value and
                                                  distributions.

                                                - MLP structure inappropriate
                                                  for manufacturing growth
                                                  company.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
STRATEGIC ALTERNATIVES (continued)



SALE OF COMPANY:           Announce decision to explore ways to "enhance
                           shareholder value" including the possibility of a sale.


*  UNITHOLDER OUTCOMES     - No effect on current distributions until a sale is
                             consummated. Thereafter, sale proceeds less basis is taxable gain. Sale price could approach $50 per unit.



                 PROS                                         CONS
- --------------------------------------          --------------------------------

- - Will attract many prospective buyers.         - Could lose control of process
                                                  resulting in forced sale to
                                                  highest cash buyer rather than
                                                  best long term value.

- - Will achieve substantial premium to           - No turning back.
  current value.

- - Will be perceived as pro-active.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
STRATEGIC ALTERNATIVES (continued)



LEVERAGED RECAPITALIZATION:   General Partner sponsors a plan recapitalizing
                              Redwing via borrowings (distributed to LPs) and converts partnership to corporate status.


* UNITHOLDER OUTCOMES         - A single immediate cash distribution of $___
                                which equals nominal value of anticipated distributions between now and 1997. Otherwise, a principally non-taxable conversion of MLP units to common shares of a regular "C" corporation.


                              - No consequences caused by 1997.


                 PROS                                         CONS
- ------------------------------------------      --------------------------------

- - Maximizes value.                              - Possible to lose control to a
                                                  higher offer.

- - Anticipated cash distribution delivered.      - Substantial change from status
                                                  quo.

- - Premium in value delivered.

- - Pro-active.

- - 1997 uncertainty removed.

- - Capital structure stabilized -- strategic opportunities can be addressed.

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
SUMMARY QUANTITATIVE ANALYSIS OF STRATEGIC ALTERNATIVES
(DOLLARS IN MILLION EXCEPT PER BAC)


                                                           SALE OF COMPANY TO
                                                           CORPORATE ACQUIROR
                                  GP SPONSORED          ------------------------
                                RECAPITALIZATION          LOW            HIGH
                                ----------------        ---------     ----------
Consideration to GP(1)
  Cash                                    $37.5              $13.8        $16.4
  Liquidating distribution                 12.0
                                 ---------------
          Total                           $49.5

Consideration per BAC
  Cash                                    $8.82              $42.00       $50.00
  Stock                                   36.45                0.00         0.00
                                          -----              ------       ------
          Total                          $45.27              $42.00       $50.00

Premium to Market (2)                     33.1%               26.3%        50.4%

Total Debt                               $166.1                  NA           NA

Debt/1994 EBITDA                            1.3 x                NA           NA

1994 EBITDA/Interest                        1.3 x                NA           NA

Debt/Total Capitalization (3)             59.8%                  NA           NA

- -----------------------------------------------

(1) Equal to 1.99% of total value in sale of company.
(2) Redwing BAC closing price equals $34.00 on May 26, 1994.
(3) Total capitalization equals market value of NEWCO equity plus total debt.


                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
SUMMARY PLAN OF LEVERAGED RECAPITALIZATION


OBJECTIVES:

* Maximize value for Limited Partners.

* Proactively address 1997 expiration of grandfather provision by eliminating uncertainty and avoiding risk to value of BACs.

* Take advantage of generally favorable financial and business market conditions.

* Provide Redwing with appropriate capital structure and flexibility to pursue business opportunities and growth.


TRANSACTION STRUCTURE

* Redwing L.P. makes cash distributions to Limited Partners and General Partners equal to the nominal value of expected distributions through December 1997.

* Reorganize into a public C-Corporation by distributing new shares of C-Corp stock to holders of BACs on a substantially tax free basis.


                                                                            CASH        STOCK (1)   TOTAL
                                                                            ----        ---------   -----
SUMMARY OF DISTRIBUTIONS     GENERAL PARTNERS: '94-'97 Distributions (3)    $37,549          $0    $37,549
                                               Liquidating distributions          0      11,997     11,997
                                                                            -------     -------    -------
                                                 TOTAL(2)                   $37,549     $11,997    $49,546

                             LIMITED PARTNERS: '94-'97 Distributions (3)   $142,975           0   $143,975
                                               Reorganization into NEWCO          0     502,892    590,892
                                                                            -------     -------    -------
                                                 TOTAL                     $142,975    $602,889   $748,077

                                                Per BAC                       $8.82      $36.45      45.27

                                                Premium to current market $34.00 on May 26, 1994     33.1%

NOTES:
- ------
(1) Redwing C-Corp common stock equity valued at 19.0x forward 1994 net income.
(2) Assumes distributions through 1997 at current level.

                                                                 Project Redwing
CONFIDENTIAL                                                        May 31, 1994
- --------------------------------------------------------------------------------
SUMMARY PLAN OF LEVERAGED RECAPITALIZATION (continued)


BENEFITS OF RECAPITALIZATION

- -    Maximizes value for Limited Partners.  Value of cash plus new stock exceeds current price for BACs by 40%.

- -    Provides cash equal to expected distributions through expiration of grandfather provision.

- -    Avoids volatility in market value of BACs as 1997 approaches.

- -    New capital structure provides Redwing with the flexibility to pursue strategic opportunities.

- -    Provides Redwing access to institutional equity investors as a source of additional capital and support of existing equity capitalization.

- -    C-Corp conversion creates substantial deferred tax asset worth approximately $75 million in cash flow over ten years.

CONFIDENTIAL                                                    PROJECT REDWING
                                                                   MAY 31, 1994
- -------------------------------------------------------------------------------
LEVERAGED RECAPITALIZATION
(AMOUNTS IN THOUSANDS EXCEPT PER BAC)


CASH DISTRIBUTIONS
LIMITED PARTNERS
  Cash distributions per BAC                              $8.82
  BACs outstanding                                       16,210
                                                     ----------
       TOTAL CASH TO LP                                $142,975
                                                     ----------
                                                     ----------


GENERAL PARTNERS
  Cash distributions                                    $37,549
  Liquidating distribution of common stock               11,997
                                                     ----------
       TOTAL CASH TO GP                                 $49,546
                                                     ----------
                                                     ----------

SUMMARY PRO FORMA RESULTS

                                                      Pro Forma      Projected
                                                       1993(1)          1994
                                                      ---------      ---------
Sales                                                  $528,011       $678,836
Gross profit                                            156,546        185,843
EBITDA                                                   80,372         93,735
EBIT                                                     62,196         71,789
Interest expense                                         11,328         11,328
Goodwill amortization                                     7,741          5,496
Taxes @ 42.3%                                            18,230         23,234
                                                      ---------      ---------
Net Income                                              $24,897        $31,731
                                                      ---------      ---------
                                                      ---------      ---------

EPS                                                       $1.51          $1.92
Shares outstanding                                       16,539         16,539
Capital expenditures                                    $18,126        $28,800

Free Cash Flow                                          $55,920        $45,141

RATIOS
EBITDA/Interest                                             7.1 x          8.3 x
EBIT/Interest                                               5.5            6.3
Debt/Total Capitalization                                   0.8            0.6

                                                                      Interest
SOURCES OF FUNDS                         Amount           %             Rate
                                       ---------      ---------      ---------
Senior term debt                        $136,364          68.2%          7.00%
Revolving credit facility                 29,713          14.9%          6.00%
Subordinated debt                              0           0.0%             NA
Excess balance sheet cash                 33,798          16.9%          3.50%
                                       ---------      ---------
          Total sources of funds        $199,875         100.0%
                                       ---------      ---------
                                       ---------      ---------

USES OF FUNDS                            Amount
                                       ---------
Cash distributions to partners          $180,524
Payment of accrued distributions          11,851
Debt refinancing                               0
Transaction costs                          7,500
                                       ---------
         Total uses of funds            $199,875
                                       ---------
                                       ---------

CAPITALIZATION
                                         Actual       Pro Forma      Projected
                                          1993         1993(1)          1994
                                       ---------      ---------      ---------
Senior debt                                   $0       $136,364        $91,224
Subordinated debt                              0              0              0
Revolver                                       0         29,713         29,713
                                       ---------      ---------      ---------
Total long term debt                          $0       $166,077       $120,936

Equity                                   $82,493        $44,469        $81,446
                                       ---------      ---------      ---------

Total Capitalization                     $82,493       $210,546       $202,382
                                       ---------      ---------      ---------
                                       ---------      ---------      ---------

(1)  Pro forma as if reorganization was effective January 1, 1993

CONFIDENTIAL                                                    PROJECT REDWING
                                                                   MAY 31, 1994
- -------------------------------------------------------------------------------
REDWING PRO FORMA VALUATION ANALYSIS
(DOLLARS IN MILLIONS EXCEPT PER BAC OR SHARE)


                                  CURRENT   PROJECTED                             PRICE/EARNINGS RATIOS
                                   PRICE      5 YEAR      ---------------------------------------------------------------------
COMPANY                          05/26/94     GROWTH             1993A                    1994P                   1995P
- -------                         ---------   ---------     ---------------------------------------------------------------------
                                                             P/E      EPS (1)         P/E      EPS (1)        P/E      EPS (1)
                                                          --------   --------      --------   --------     --------   --------
Arctco Inc.                       $27.88       15.3%        21.3x      $1.31         17.6x      $1.58        15.2x      $1.84

Brunswick Corp.                    24.50       17.9%        43.0        0.57         24.7        0.99        16.9        1.45

Coleman Co Inc.                    28.00       18.0%        21.5        1.30         17.8        1.57        15.1        1.85

Harley-Davidson Inc.               49.50       20.3%        33.4        1.48         20.3         2.4        17.3        2.86

Outboard Marine Corp.              22.63       13.5%          NM       (3.46)        22.4         1.0        15.5        1.79

- -------------------------------------------------------------------------------------------------------------------
MEAN:                                          17.0%        24.8x                    16.1x                   12.8x
MEDIAN:                                        17.9%        27.5                     20.3                    15.5
- -------------------------------------------------------------------------------------------------------------------


                                                                                                IMPLIED VALUATION PER SHARE
                                                                                             ----------------------------------
                                              PROJECTED
POLARIS                                          EPS            APPROPRIATE P/E RANGE                  IMPLIED VALUE
- -------                                       ---------   ---------------------------------    ------------------------------
1993                                           $1.51        22.0x       23.5x        25.0x     $33.12      $35.37      $37.63

1994                                           $1.92        18.0        19.0         20.0       34.53       36.45       38.37


                                    1995       1995
                                 EPS GROWTH  PROJECTED
                                    RATE        EPS                                                    IMPLIED VALUE
                                 ----------  ---------                                         ------------------------------
1995                               15.0%       $2.21        15.0        16.0         17.0      $33.09      $35.30      $37.51

1995                               20.0%        2.30        15.0        16.0         17.0       34.53       36.84       39.14

1995                               25.0%        2.40        15.0        16.0         17.0       35.97       38.37       40.77

                                                                                        MEAN:  $34.25      $36.47      $38.68


(1)  Earnings per share are calendarized Zack's estimates as of May 27, 1994.

CONFIDENTIAL                                                  PROJECT REDWING
                                                                MAY 31, 1994
- -------------------------------------------------------------------------------
SELECTED MERGERS AND ACQUISITIONS IN THE RECREATIONAL PRODUCTS INDUSTRY
(DOLLARS IN THOUSANDS)


                                                             MULTIPLES OF     MULTIPLES OF
                                                            PURCHASE PRICE  TRANSACTION VALUE
                                                           --------------- ------------------
                                                                  TANGIBLE
   TARGET/             ANNOUNCEMENT  PURCHASE  TRANSACTION   NET    BOOK                TOTAL
     ACQUIROR              DATE      PRICE(1)    VALUE(2)  INCOME  VALUE   SALES EBITDA ASSETS         DEAL SUMMARY
- -------------------    ------------ ---------- ----------- ------ -------- ----- ------ ------  ------------------------------------
Fisher-Price Inc./       08/19/93   $1,001,644  $1,145,644 25.5 x   4.6 x  1.4 x 11.2 x  2.2 x  Mattel acquired Fisher-Price in a
  Mattel Inc.                                                                                   stock swap meger valued at $1.1
                                                                                                billion.  Mattel offered 1.275
                                                                                                common shares for each Fisher price
                                                                                                share and assumed $144 million of
                                                                                                liabilities.  Fisher Price
                                                                                                manufactures games, toys and
                                                                                                childrens' vehicles.

Monaco Coach Co/         03/15/93        18,000     18,710  3.5     2.8    0.3    3.4    2.0    Monaco Coach Corp, an investor
  Monaco Coach Corp                                                                             group comprised of Cariad Capital,
                                                                                                Liberty Partners, Tucker Anthony and
                                                                                                the management of Monaco Coach Co,
                                                                                                acquired Monaco Coach Co for $18.0
                                                                                                million.

Tonka Corp/              01/13/91      115,920     524,800   NM      NM    0.7    8.2    0.6    Hasbro acquired Tonka for
  Hasbro Bradley Inc.                                                                           $540.1 million.  Hasbro paid $7 in
                                                                                                cash per share or $115.9 million,
                                                                                                bondholders received $.928 on the
                                                                                                dollar or $178.2 million for Series
                                                                                                A and $.932 on the dollar or $122.1
                                                                                                million for Series B. Hasbro also
                                                                                                assumed $111 million of Tonka's long
                                                                                                term debt.

Coleman Co. Inc/         03/30/89      572,632     691,823 23.4     3.3    1.1   11.5    1.6    Ronald Perelman's MacAndrews &
  MacAndrews & Forbes                                                                           Forbes acquired 95% of Coleman for
                                                                                                $74 per share or $544 million.  The
                                                                                                transaction followed an auction of
                                                                                                Coleman that was prompted by a $64
                                                                                                per share buyout proposal from the
                                                                                                Coleman's Chairman (9.8x EBITDA).
                                                                                                MacAndrews acquired 95% of the
                                                                                                million shares outstanding through a
                                                                                                tender offer and effected merger for
                                                                                                the remaining shares.  Coleman
                                                                                                manufactures outdoor recreation
                                                                                                products, heating, air condition and
                                                                                                lighting products.




CONFIDENTIAL                                                  PROJECT REDWING
                                                                MAY 31, 1994
- -------------------------------------------------------------------------------
                                                             MULTIPLES OF     MULTIPLES OF


                                                            PURCHASE PRICE  TRANSACTION VALUE
                                                           --------------- ------------------
                                                                  TANGIBLE
   TARGET/             ANNOUNCEMENT  PURCHASE  TRANSACTION   NET    BOOK                TOTAL
     ACQUIROR              DATE      PRICE(1)    VALUE(2)  INCOME  VALUE   SALES EBITDA ASSETS         DEAL SUMMARY
- -------------------    ------------ ---------- ----------- ------ -------- ----- ------ ------  ------------------------------------
Minstar Inc-             03/03/89     $160,000    $564,927 11.0 x    NM x  1.1 x  8.6 x  1.5 x  Minstar sold its Sports Products
Sports Products Gro                                                                             Group to HTM Sports Holding, a
  HTM Sports Holding BV                                                                         group of investors including
                                                                                                management, Freeman Spogli, Nissho
                                                                                                Iwai, Osawa, Komatsu and investor
                                                                                                Robert S. Coleman, for $160 in cash
                                                                                                plus the assumption of liabilities.
                                                                                                Minstar manufactures sporting goods.

Wilson Sporting          02/17/89      181,275     390,000   NM      NM    0.9    3.0    1.2    Amer Group a Finland based tobacco,
Goods Co/                                                                                       sports equipment and communications
  Amer Group Ltd                                                                                manufacturer acquired Wilson for
                                                                                                $24.17 per share plus $190 million
                                                                                                of assumed debt, or $390 million.
                                                                                                Amer bought all other outstanding
                                                                                                stock, warrants and convertible
                                                                                                securities for 22% of Wilson's 7.25
                                                                                                million shares.

(1) Aggregate dollar amount paid for the outstanding common and preferred equity as well as for any convertible securities and options.
(2) Cost of acquiring stock, convertible securities and options less cash and cash equivalents plus short term and long term debt.

                                                                Project Redwing
CONFIDENTIAL                                                       MAY 11, 1994
- -------------------------------------------------------------------------------
RATE OF RETURN ANALYSIS - REDWING (1)
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                            HISTORICAL ANALYSIS
                                            -------------------

         ACTUAL       TOTAL
        DIVIDENDS     ACTUAL        BACs        NET       NET INCOME    PRO FORMA   AFTER TAX NET
        PER UNIT     DIVIDENDS   OUTSTANDING  INCOME(2)   PER UNIT       TAXES(3)      INCOME(4)
        ---------    ---------   -----------  --------    ----------    ---------   --------------
1988        $1.20      $16,846        14,038    $17,255        $1.23       $6,212          $11,043
1989         2.27       34,023        14,988     24,701         1.65        8,892           15,809
1990         2.50       37,590        15,036     24,840         1.65        8,942           15,898
1991         2.50       37,655        15,062     24,918         1.65        8,970           15,948
1992         2.50       39,670        15,868     27,483         1.73        9,894           17,589
1993         2.51       40,449        16,115     36,284         2.25       13,062           23,222




                                            HISTORICAL ANALYSIS
                                            -------------------

         AFTER TAX                                   ACTUAL        HISTORICAL   HISTORICAL
        NET INCOME    AFTER TAX      PRO FORMA     SHAREHOLDERS     AVERAGE        UNIT
        PER UNIT(5)   DIVIDENDS(6)   DIVIDENDS(7)    EQUITY          ROE(8)        PRICE
        -----------   -----------   -------------  ------------    ----------    ---------
1988         $0.79          $0.82           $0.76       $97,405         11.3%        $7.69
1989          1.05           1.54            1.68        98,753         16.1%       $12.25
1990          1.06           1.70            1.91        92,102         16.7%       $13.69
1991          1.06           1.70            1.90        82,863         18.2%       $19.13
1992          1.11           1.70            1.88        77,627         21.9%       $22.81
1993          1.44           1.71            1.70        82,493         29.0%       $33.75



L.P. CUMULATIVE TOTAL RETURN

                                                                                                           CAG
                                                                                                           ---
                                          1988      1989       1990       1991       1992      1993
                                          ----      ----       ----       ----       ----      ----
PRE TAX DIVIDENDS TO PURCHASE UNITS
   BEGINNING UNITS                           -      13.01      15.97      19.05      21.95      24.57
   DIVIDENDS(9)                              -     $29.53     $39.92     $47.62     $54.87     $61.66
   UNITS PURCHASED(10)                       -       2.96       3.08       2.90       2.62       2.18
   ENDING UNITS                          13.01      15.97      19.05      21.95      24.57      26.75
                                         -----     ------     ------     ------     ------     ------
TOTAL RETURN                           $100.00    $195.62    $260.72    $419.79    $560.44    $902.72      55.3%


AFTER TAX DIVIDENDS TO PURCHASE UNITS
   BEGINNING UNITS                           -      13.01      15.02      16.99      18.75      20.27
   AFTER TAX DIVIDENDS(6)                    -     $20.08     $25.54     $28.88     $31.88     $34.60
   UNITS PURCHASED(10)                       -       2.01       1.97       1.76       1.52       1.22
   ENDING UNITS                          13.01      15.02      16.99      18.75      20.27      21.49
                                         -----     ------     ------     ------     ------     ------
TOTAL RETURN                           $100.00    $184.01    $232.56    $358.61    $462.44    $725.44      48.6%


AFTER TAX DIVIDENDS TAKEN AS CASH
   BEGINNING UNITS                       13.01      13.01      13.01      13.01      13.01      13.01
   AFTER TAX DIVIDENDS(6)                    -     $20.08     $25.54     $28.88     $31.88     $34.60
                                         -----     ------     ------     ------     ------     ------
TOTAL RETURN                           $100.00    $179.42    $203.58    $277.65    $328.61    $473.59      36.5%




C CORP REINVESTMENT OF CASH FLOW - CUMULATIVE TOTAL RETURN

                                                                                                    CAG
                                                                                                    ---
                                  1988      1989      1990       1991       1992        1993
                                  ----      ----      ----       ----       ----        ----
ROE                               11.3%      16.1%     16.7%      18.2%      21.9%       29.0%

AFTER TAX INCOME               $11,043    $15,809    $15,898   $15,948    $17,589     $23,222

             1989                           3,299      6,599     6,599      6,599       6,599
             1990                                      3,710     7,421      7,421       7,421
             1991                                                4,068      8,136       8,136
             1992                                                           5,191      10,382
             1993                                                                       7,340

PRO FORMA NET INCOME(11)                  $19,108    $26,207   $34,035    $44,936     $63,099
PRO FORMA EPS                               $1.27      $1.74     $2.26      $2.83       $3.92

GROWTH GROUP P/E RATIO(12)                   21.6x      16.4x     24.9x      24.2x       24.1x

PRO FORMA SHARE PRICE                      $27.54     $28.59    $56.31     $68.41      $94.20


ENDING SHARES                    13.01      13.01      13.01     13.01      13.01       13.01
                                ------     ------     ------    ------     ------    --------
    TOTAL RETURN               $100.00    $358.24    $371.94   $732.46    $889.80   $1,225.33       65.1%




C CORP SHARE REPURCHASE - CUMULATIVE TOTAL RETURN

                                                                                                    CAG
                                                                                                    ---
                                  1988       1989      1990       1991       1992        1993
                                  ----       ----      ----       ----       ----        ----
   BEGINNING SHARES                         14,038     12,170     11,149      9,923     9,180
                                ------      ------     ------     ------     ------    ------
   PRO FORMA DIVIDENDS(7)                  $25,130    $28,648    $28,685    $29,776   $27,386
   SHARES REPURCHASED(13)                    1,868      1,021      1,226        743       592
                                ------      ------     ------     ------     ------    ------
   ENDING SHARES                            12,170     11,149      9,923      9,180     8,588

PRO FORMA EPS                    $0.79       $1.30      $1.43      $1.61      $1.92     $2.70

GROWTH GROUP P/E RATIO(12)        17.1x       21.6x      16.4x      24.9x      24.2x     24.1x

PRO FORMA SHARE PRICE           $13.46      $28.06     $23.39     $40.05     $46.29    $65.05


ENDING SHARES                    13.01       13.01      13.01      13.01      13.01     13.01
                                ------      ------     ------     ------     ------    ------
   TOTAL RETURN                $100.00     $365.00    $304.28    $520.93    $602.06   $846.17       53.3%




Notes
- --------------------------------------------------------------------
(1)  Assumes $100 invested on December 31, 1988.
(2)  Net Income Available to Limited Partners.
(3)  Tax Rate of 36% of Net Income.
(4)  Net Income as Reported less Pro Forma Taxes.
(5)  After Tax Net Income/Units Outstanding.
(6)  Actual Dividends less 40% tax provision of 80% of distributions.
(7)  Total Actual Dividends less Pro Forma Taxes.
(8)  After Tax Net Income/Average Shareholder's Equity.
(9)  Actual Dividends Per Unit.
(10) Units purchased at the average of current and prior years Historical Unit Price.
(11) After Tax Net Income plus Pro Forma Dividends reinvested at historical average ROE.
(12) Composite of 90 Industrial companies with Sales and EPS 5 year CAGR of between 15% and 25%.
(13) Shares repurchased at the prior year's Pro Forma Share Price.

CONFIDENTIAL                                                     PROJECT REDWING
                                                                    MAY 31, 1994
- --------------------------------------------------------------------------------
RATE OF RETURN ANALYSIS - REDWING (1)
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   BREAKEVEN ANALYSIS
                                                   ------------------

             ACTUAL     TOTAL                                                                   AFTER TAX
           DIVIDENDS   ACTUAL       BACs        NET      NET INCOME  PRO FORMA  AFTER TAX NET  NET INCOME    AFTER TAX
            PER UNIT  DIVIDENDS  OUTSTANDING  INCOME(2)   PER UNIT    TAXES(3)    INCOME(4)    PER UNIT(5)  DIVIDENDS(6)
           ---------  ---------  -----------  ---------  ----------  ---------  -------------  -----------  ------------
1988         $1.20     $16,846     14,038      $17,255      $1.23      $6,212      $11,043        $0.79        $0.82
1989          2.27      34,023     14,988       24,701       1.65       8,892       15,809         1.05         1.54
1990          2.50      37,590     15,036       24,840       1.65       8,942       15,898         1.06         1.70
1991          2.50      37,655     15,062       24,918       1.65       8,970       15,948         1.06         1.70
1992          2.50      39,670     15,868       27,483       1.73       9,894       17,589         1.11         1.70
1993          2.51      40,449     16,115       36,284       2.25      13,062       23,222         1.44         1.71

                            ACTUAL     HISTORICAL             HISTORICAL
            PRO FORMA    SHAREHOLDERS   AVERAGE    BREAKEVEN     UNIT
           DIVIDENDS(7)     EQUITY       ROE(8)      ROE(9)     PRICE
           ------------  ------------  ----------  ---------  ----------
1988          $0.76         $97,405      11.3%        7.0%       $7.69
1989           1.68          98,753      16.1%        7.0%      $12.25
1990           1.91          92,102      16.7%        7.0%      $13.69
1991           1.90          82,863      18.2%        7.0%      $19.13
1992           1.88          77,627      21.9%        7.0%      $22.81
1993           1.70          82,493      29.0%        7.0%      $33.75



L.P. CUMULATIVE TOTAL RETURN

                                                                                               CAG
                                                                                               ---
                                          1988     1989     1990     1991     1992     1993
                                          ----     ----     ----     ----     ----     ----
PRE TAX DIVIDENDS TO PURCHASE UNITS
  BEGINNING UNITS                            -    13.01    15.97    19.05    21.95    24.57
  DIVIDENDS(10)                              -   $29.53   $39.92   $47.62   $54.87   $61.66
  UNITS PURCHASED(11)                        -     2.96     3.08     2.90     2.62     2.18
  ENDING UNITS                           13.01    15.97    19.05    21.95    24.57    26.75
                                         -----    -----    -----    -----    -----    -----    -----
TOTAL RETURN                           $100.00  $195.62  $260.72  $419.79  $560.44  $902.72    55.3%
                                                                                               -----

AFTER TAX DIVIDENDS TO PURCHASE UNITS
  BEGINNING UNITS                            -    13.01    15.02    16.99    18.75    20.27
  AFTER TAX DIVIDENDS(10)                    -   $20.08   $25.54   $28.88   $31.88   $34.60
  UNITS PURCHASED(11)                        -     2.01     1.97     1.76     1.52     1.22
  ENDING UNITS                           13.01    15.02    16.99    18.75    20.27    21.49
                                         -----    -----    -----    -----    -----    -----    -----
TOTAL RETURN                           $100.00  $184.01  $232.56  $358.61  $462.44  $725.44    48.6%
                                                                                               -----


AFTER TAX DIVIDENDS TAKEN AS CASH
  BEGINNING UNITS                        13.01    13.01    13.01    13.01    13.01    13.01
  AFTER TAX DIVIDENDS(6)                     -   $20.08   $25.54   $28.88   $31.88   $34.60
                                         -----    -----    -----    -----    -----    -----    -----
TOTAL RETURN                           $100.00  $179.42  $203.58  $277.65  $328.61  $473.59    36.5%
                                                                                               -----



C CORP REINVESTMENT OF CASH FLOW - CUMULATIVE TOTAL RETURN

                                                                                                     CAG
                                                                                                     ---
                                          1988      1989      1990      1991      1992      1993
                                          ----      ----      ----      ----      ----      ----
ROE(9)                                    7.0%      7.0%      7.0%      7.0%      7.0%      7.0%

AFTER TAX INCOME                       $11,043   $15,809   $15,898   $15,948   $17,589   $23,222

     1989                                          1,423     2,845     2,845     2,845     2,845
     1990                                                    1,548     3,096     3,096     3,096
     1991                                                              1,551     3,102     3,102
     1992                                                                        1,646     3,292
     1993                                                                                  1,759

PRO FORMA NET INCOME(12)                         $17,231   $20,291   $23,440   $28,278   $37,315
PRO FORMA EPS                                      $1.15     $1.35     $1.56     $1.78     $2.32

GROWTH GROUP P/E RATIO(13)                          21.6 x    16.4 x    24.9 x    24.2 x    24.1 x

PRO FORMA SHARE PRICE                             $24.84    $22.14    $38.78    $43.05    $55.71

ENDING SHARES                            13.01     13.01     13.01      13.01    13.01     13.01
                                         -----     -----     -----      -----    -----     -----    -----
  TOTAL RETURN                         $100.00   $323.05   $287.98    $504.43  $559.95   $724.63    48.6%
                                                                                                    -----



C CORP SHARE REPURCHASE - CUMULATIVE TOTAL RETURN


                                          1988      1989      1990      1991      1992      1993
                                          ----      ----      ----      ----      ----      ----
  BEGINNING SHARES                                14,038    12,170    11,149     9,923     9,180
                                                  ------    ------    ------     -----     -----
  PRO FORMA DIVIDENDS(7)                         $25,130   $28,648   $28,685   $29,776   $27,386
  SHARES REPURCHASED(14)                           1,868     1,021     1,226       743       592
                                                  ------    ------    ------     -----     -----
  ENDING SHARES                                   12,170    11,149     9,923     9,180     8,588

PRO FORMA EPS                            $0.79     $1.30     $1.43     $1.61     $1.92     $2.70

GROWTH GROUP P/E RATIO(13)                17.1 x    21.6 x    16.4 x    24.9 x    24.2 x    24.1 x

PRO FORMA SHARE PRICE                   $13.46    $28.06    $23.39    $40.05    $46.29    $65.05

ENDING SHARES                            13.01     13.01     13.01     13.01     13.01     13.01
                                         -----     -----     -----     -----     -----     -----      -----
  TOTAL RETURN                         $100.00   $365.00   $304.28    $520.93   $602.06   $846.17     53.3%
                                                                                                      -----


Notes
- --------------------------------------------------------------------
(1) Assumes $100 invested on December 31, 1988.
(2) Net Income Available to Limited Partners.
(3) Tax Rate of 36% of Net Income.
(4) Net Income as Reported less Pro Forma Taxes.
(5) After Tax Net Income/Units Outstanding.
(6) Actual Dividends less 40% tax provision of 80% of distributions.
(7) Total Actual Dividends less Pro Forma Taxes.
(8) After Tax Net Income/Average Shareholder's Equity.
(9) Represents "breakeven" reinvestment rate relative to "After Tax Dividend to Purchase Units" scenario.
(10) Actual Dividends Per Unit.
(11) Units purchased at the average of current and prior years Historical Unit Price.
(12) After Tax Net Income plus Pro Forma Dividends reinvested at average ROE.
(13) Composite of 90 Industrial companies with Sales and EPS 5 year CAGR of between 15% and 25%.
(14) Shares repurchased at the prior year's Pro Forma Share Price.

                                                                 Project Redwing
CONFIDENTIAL                                                        May 11, 1994
- --------------------------------------------------------------------------------
REDWING INDIVIDUAL SHAREHOLDER ANALYSIS - JANUARY 1994
(Listing of all holders over 25,000 units)


     Shareholder Name                City            State   No. Units  Percent
     ---------------------------     -------------   -----   ---------  -------
     General Partner Entities                                  850,000    5.34%
     Atkins, Victor                  Southampton       NY        2,000    0.01%
     Bagley, James                   Princeton         NJ        7,000    0.04%
       Paul/Kathleen

     SUB TOTAL - DIRECTORS                                     859,000    5.40%

     Wendel, Hall and Family         Wayzata           MN      991,700    6.23%
     Moe, Robert and Family          Plymouth          MN      410,400    2.58%
     Baxter, Charles                 Roseau            MN      280,000    1.76%
     Ochs, Arnie and Family          Traverse City     MI      136,700    0.86%
     Larson, Kenneth and Family      Bloomington       MN      104,376    0.66%
     Skomoroh, Eddy and Family       Plymouth          MN       49,020    0.31%
     Fiebelkorn, John                Excelsior         MN       47,034    0.30%
     Libbey, Keith and Family        Afton             MN       36,618    0.23%
     Malone, Michael and Family      Maple Grove       MN       16,823    0.11%
     Bruha, James C.                 Roseau            MN       29,772    0.19%
     Grunewald, John H.              Minneapolis       MN        5,000    0.03%

     SUB TOTAL - OTHERS                                      2,107,443   13.24%

     MGMT/Employee>999               MPLS/Rosea                315,257    1.98%
       Units                         u/Osceola
     Wadleigh, Theodore and          Manchester        NH      170,000    1.07%
       Family
     Rollings Fund Investment        Atlanta           GA      103,000    0.65%
     Pillsbury Foundation/Joyce      St. Louis         MO       89,000    0.56%
     Kaplan, Strangis, Kaplan et al  Minneapolis       MN       57,110    0.36%
     Tommasini, John A.              New York          NY       46,000    0.29%
     Colonial Life and Accident      Columbia          SC       40,000    0.25%
     Fiebelborn, Nancy               West Chicago      IL       39,873    0.25%
     Bagley, Raymond                 Tiburon           CA       37,740    0.24%
     Rollins, et al                  Atlanta           Ga       35,200    0.22%


                                                                 Project Redwing
CONFIDENTIAL                                                        May 11, 1994
- --------------------------------------------------------------------------------
REDWING INDIVIDUAL SHAREHOLDER ANALYSIS - JANUARY 1994
(Listing of all holders over 25,000 units)

     Shareholder Name                City            State   No. Units  Percent
     ---------------------------     -----------     -----   ---------  -------

     Doshan, Michael D.              Wayzata           MN       32,800    0.21%
     Bank of Tokyo (FUJI)            New York          NY       30,000    0.19%
     Bagley, James P.                Santa Barbara     CA       29,000    0.18%
     Roskin, Preston/Linda           St. Louis         MO       26,510    0.17%
     Rex Lumber                      Atlanta           GA       26,000    0.16%
     Lynch, Emmett R.                Morgantown        WV       25,000    0.16%
     Morgan, Jay & Trust             Eden Prairie      MN       23,320    0.15%
     Allen, Neal M. & Family         Marietta          GA       22,555    0.14%
     Larson Olson Company            Minneapolis       MN       16,000    0.10%
     Atkins, Victor K. Sr.           San Francisco     CA        8,000    0.05%
     Young, Leslie                   Medicine          MN        1,200    0.01%
                                     Lake
     Ehlert, John                    Wayzata           MN        1,000    0.01%
     Marrs Leisure-Skidoo            Winnipeg        Canada        200    0.00%
     Distributor
     Arctco Inc.                     Thief River       MN           20    0.00%
                                     Falls

     SUB TOTAL                                               1,174,785    7.38%

     Others not individually listed on this summary         10,555,984   66.31%
     Unreconciled difference from report to actual shares    1,512,788    7.68%

     TOTALS                                                 16,210,000   100.0%


                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
DETAILED MLP OWNERSHIP ANALYSIS
(Dollars and unit amounts in thousands)

                                                                                                                       CURRENT
                                                          BOSTON                             SUN                      INVESTMENT
                                                          CELTICS        CEDAR FAIR      DISTRIBUTORS      REDWING      VALUE
                                                          -------        ----------      ------------      -------    ----------
                            --------------------------------------------------------------------------------------
                            CURRENT STOCK PRICE           $20.125          $32.875          $7.441         $34.000
                            --------------------------------------------------------------------------------------
INSTITUTION
- --------------------------
                                                          TOP 25 INSTITUTIONS
FIDELITY MGMT & RES CORP                                        0             2280               0               0      $74,955
WISCONSIN INVESTMT BOARD                                        0             1153               0               0       37,905
SOCIETY NATL BANK                                               0              450               0               0       14,794
NEWSOUTH CAPITAL MGMT.                                          0              374               0               0       12,295
HARRIS ASSOCIATES, L.P.                                         0              311               0              51       11,958
FIRST PACIFIC ADVISORS                                          0              256               0               0        8,416
PRICE T ROWE ASSOCIATE                                          0              156             235               0        6,877
LASALLE NATL TRUST N.A.                                         0              199               0               0        6,542
CALIF PUBLIC EMP. RET.                                          9              112             304               0        6,125
GOFEN & GLOSSBERG INC                                           0              185               0               0        6,082
SMITH BARNEY SHEARSON                                           4               85              81              49        5,144
RRH CAPITAL MGMT INC                                            0              134               0               0        4,405
CHIEFTAIN CAPITAL MGMT.                                         0                0             566               0        4,212
HAWAIIAN TRUST CO LTD                                           0              121               0               0        3,978
NORWEST CORPORATION                                             0              108               0               0        3,551
BAHL & GAYNOR INC                                               0              107               0               0        3,518
BEESE FULMER & PINCOE                                           0              100               0               0        3,288
DOMINO, CARL ASSOCS L.P.                                        0               86               0               0        2,827
BOSTON SEC. COUNSELLORS                                         0               82               0               0        2,696
KENNEDY CAPITAL MANAGEMENT                                      0                0               0              76        2,584
MORGAN STANLEY GROUP INC                                        0               26              92              25        2,389
GREENLEAF CAPITAL MGMT.                                         0               66               0               0        2,170
INVESCO                                                         0                0               0              58        1,972
NATIONAL CITY BK/CLEVELD                                        0               58               0               0        1,907
CRAWFORD INVT COUNSEL                                           0               41               0               0        1,348

63 OTHER INSTITUTIONS                                          22              631             228             242      $31,111

- --------------------------------------------------------------------------------------------------------------------------------

                                                                 PROJECT REDWING
CONFIDENTIAL                                                        MAY 31, 1994
- --------------------------------------------------------------------------------
DETAILED COMPARABLE COMPANY OWNERSHIP ANALYSIS
(Dollars and share (unit) amounts in thousands)

                                                                                          HARLEY   OUTBOARD              CURRENT
                            ANTHONY   ARCTCO  BRUNSWICK   COLEMAN    HUFFY   WINNEBAGO   DAVIDSON   MARINE              INVESTMENT
                          INDUSTRIES   INC.     CORP.     CO. INC.   CORP.   INDUSTRIES    INC.      CORP.    REDWING     VALUE
                          ----------  ------  ---------   --------   -----   ----------  ---------  --------  -------   ----------
     ----------------------------------------------------------------------------------------------------------------
     CURRENT STOCK PRICE    $14.875  $27.875    $24.500   $28.000  $16.875     $11.625    $49.500   $22.625   $34.000
     ----------------------------------------------------------------------------------------------------------------

INSTITUTION
- -------------------------
                                           SHARES (UNITS) OWNED BY TP 25 INSTITUTIONS

BERNSTEIN SANFORD C & CO          0        0      9,022         0       48           0          0     1,821         0     $263,049
BARROW HANLEY MEWHINNEY           0        0      8,727         0        0           0          0         0         0      213,812
FIDELITY MGMT & RES CORP         96    1,354      2,119        15      135           0         17     1,762         0      134,491
WELLS FARGO INST. TR NA         232      268      2,356       104      272         360        534       485         0      117,737
BANKERS TRUST N Y CORP          167      416      2,121        13      317          45        330       510         0      100,155
GSB INVESTMENT MGMT               0        0      3,127         0        0           0          0     1,487        51      111,989
COLLEGE RETIRE EQUITIES         599       47        945         0      337         511        508       197         0       74,603
WELLINGTON MANAGEMENT CO          0        0      2,654       181        0           0         31         0         0       71,626
SMITH BARNEY SHEARSON            21        0      1,914         6       24          42         63       453         0       61,634
CAPITAL GUARDIAN TRUST            0        0      2,186       317        0           0          0         0         0       62,433
BABSON DAVID L & CO             652      751          0         0      837           0          0         0         0       44,757
MELLON BANK CORPORATION          70      372        754       137       99         169        321       160        49       58,531
LOOMIS SAYLES & COMPANY           0        0          0         0        0           0          0     1,958         0       44,300
INVISTA CAPITAL MGMT INC          0        0        897         0       27           0          0       926         0       43,383
ARK ASSET MGMT CO INC             0        0      1,843         0        0           0          0         0         0       45,154
NICHOLAS-APPLEGATE CAP            0      453          0       455        0           0        924         0         0       71,105
STATE STREET BOSTON CORP         29       30        946        14       65          38        134       375         0       41,493
JANUS CAPITAL CORP.               0        0      1,002       495        0           0          0         0         0       38,409
WANGER ASSET MGMT L P             0      675          0         0        0           0        820         0         0       59,406
INVESTORS RESEARCH CORP           0        0        525         0        0           0        950         0         0       59,888
KR CAPITAL ADVISORS INC           0        0      1,467         0        0           0          0         0        25       36,792
NORWEST BK MINNESOTA NA           0        0        151        21       25         800        330        29         0       31,001
CAPITAL RESEARCH & MGMT           0        0      1,250       110        0           0          0         0        76       36,289
DIMENSIONAL FUND ADVS.          490        7         44         0      240         338          0       223         0       21,587
PROVIDENT INVT COUNSEL            0        0          0         0        0           0      1,279         0         0       63,311
                                  -        -          -         -        -           -      -----         -         -       ------
                             ------   ------    -------    ------   ------      ------     ------   -------      ----  -----------
   TOTAL                      2,356    4,373     44,050     1,868    2,426       2,303      6,241    10,386       201   $1,906,930
- ----------------------------------------------------------------------------------------------------------------------------------

SMITH BARNEY: EQUITY

- --------------------------------------------------------------------------------
                       INTERNATIONAL INSTITUTIONAL NETWORK
- --------------------------------------------------------------------------------


Graphic:
Map of the world with flags of certain countries

Text:
Smith Barney:  Equity
International Institutional Network

Foreign Office           Sales Force

Amsterdam                Equity
Bahrain                  Equity & Debt
Geneva                   Equity
Hong Kong                Equity & Debt
London                   Equity & Debt
Paris                    Equity
Singapore                Equity & Debt
Tapei/Dubai              (to be opened)
Tokyo                    Equity & Debt
Zurich                   Equity



Overview

Channel                      Sales People     Office      Accounts
International Equity              154            8           1,525
International
  Fixed-Income                     10            5             235
Robinson-Humphrey
  Institutional                    25            1             400


Institutional Distribution of US Equities in Europe

Salesforce                      Market Share by Aggregate
                                Institutional Commissions of
                                Listed US Securities Sold in
                                Europe

30 Institutional equity         Over 10% market share of
salespeople                     listed US equities sold in
                                Europe

12 years average tenure at      14% market share of listed US
Smith Barney                    equities sold in largest Eu-
                                ropean Markets*

18 years average professional
experience

__________________________

*        U.K., Germany, France, Switzerland

SMITH BARNEY: PERFORMANCE
- -------------------------------------------------------------------------------
                              COMMON STOCK RANKINGS
- -------------------------------------------------------------------------------

                                   1992 - 1993

                               BY NUMBER OF ISSUES
                  FULL CREDIT TO EACH MANAGER, EXCLUDING FUNDS

- ------------------------------------------------------------------------------------------------------------------------
                        1992                                                          1993
                                                AMOUNT                                                          AMOUNT
RANK         MANAGER            # OF ISSUES   (MILLIONS)            MANAGER                  # OF ISSUES      (MILLIONS)
- ----         -------            -----------   ----------            -------                  -----------      ----------
 1      Merrill Lynch & Co           165      $28,815.0         Merrill Lynch & Co.              225           $36,030.1
 2      Smith Barney                  53        7,078.0         Smith Barney                     224            23,360.9
- ------------------------------------------------------------------------------------------------------------------------
 3      Lehman Brothers              125       17,828.9         Lehmian Brothers                 158            23,729.1
 4      Alex, Brown & Sons           104        7,828.1         Alex, Brown & Sons               149            10,843.9
 5      PaineWebber                  103       12,898.0         Pain Webber                      148            17,515.6
 6      Goldman, Sachs & Co.         100       18,529.4         Goldman, Sachs & Co.             124            22,743.2
 7      First Boston                  86       12,436.9         Donaldson, Lufkin & Jenrette     110            17,407.3
 8      Donaldson, Lufkin & Jenrette  84        8,389.9         Salomon Brothers                 105            19,985.1
 9      Kidder, Peabody               76       10,533.2         Prudential Securities            102             8,326.5
10      Prudential Securities         73        9,820.6         Morgan Stanley                   100            19,558.2
- ------------------------------------------------------------------------------------------------------------------------

                                RANKING CRITERIA
                                                          RANK
SMITH BARNEY                                              ----
                                                      1992     1993
- -------------------------------------------------------------------
FULL CREDIT TO LEAD MANAGER

        Excluding Funds, # of Issues                   4         2
        Excluding Funds, Dollar Volume                 6         6
        Including Funds, # of Issues                   5         2
        Including Funds, Dollar Volume                 9         7

FULL CREDIT TO ALL MANAGERS
        Excluding Funds, # of Issues                   2         2
        Excluding Funds, Dollar Volume                 6         5
        Including Funds, # of Issues                   2         2
        Including Funds, Dollar Volume                 4         3
- -------------------------------------------------------------------

- ------------------------
Source: Securities Data Corporation
Restated to include Robinson-Humphrey

SMITH BARNEY: PERFORMANCE
- --------------------------------------------------------------------------------
                        INITIAL PUBLIC OFFERING RANKINGS
- --------------------------------------------------------------------------------

                                   1992 - 1993

                               BY NUMBER OF ISSUES
                   FULL CREDIT TO EACH MANAGER, EXCLUDES FUNDS

- -------------------------------------------------------------------------------------------------------------------------
                        1992                                                         1993
                        ----                                                         ----
                                                     AMOUNT                                                      AMOUNT
RANK    MANAGER                       # OF ISSUES  (MILLIONS)        MANAGER                      # OF ISSUES  (MILLIONS)
- ----    -------                       -----------  -----------       -------                      -----------  ----------
 1      Smith Barney                      55       $4,019.6           Smith Barney                     68      $ 6,499.9
 2*     Alex, Brown & Sons                46        3,227.0           Merrill Lynch & Co.              62       12,849.3
 2*     Merrill Lynch & Co.               46        7,268.8           Donaldson, Lufkin & Jenrette     58       10,373.1
 4*     Lehman Brothers                   45        5,544.4           PaineWebber                      53        7,325.4
 4*     Donaldson, Lufkin & Jenrette      45        4,972.6           Lehman Brothers                  52        8,918.4
 6      First Boston                      37        4,441.8           Salomon Brothers                 52        9,781.2
 7      Morgan Stanley                    35        4,493.2           Alex, Brown & Sons               51        2,784.3
 8*     Goldman, Sachs & Co.              34        5,971.5           Morgan Stanley                   49       10,196.7
 8*     Montgomery Securities             34        1,157.6           Goldman, Sachs & Co.             49       10,979.2
10      PaineWebber                       30        2,008.6           Montgomery Securities            48        1,981.7
- ------------------------------------------------------------------------------------------------------------------------


                                RANKING CRITERIA
                                                          RANK
SMITH BARNEY                                              ----
                                                      1992     1993
- -------------------------------------------------------------------
FULL CREDIT TO LEAD MANAGER

        Excluding Funds, # of Issues                   7         2
        Excluding Funds, Dollar Volume                 7         5
        Including Funds, # of Issues                   5         2
        Including Funds, Dollar Volume                 8         6

FULL CREDIT TO ALL MANAGERS
        Excluding Funds, # of Issues                   1         1
        Excluding Funds, Dollar Volume                 8         8
        Including Funds, # of Issues                   2         1
        Including Funds, Dollars Volume                4         2
- -------------------------------------------------------------------

- ---------------------------------
Source: Securities Data Corporation
Restated to include Robinson-Humphrey
*Denotes tie

SMITH BARNEY: PERFORMANCE
- --------------------------------------------------------------------------------
                          MERGERS & ACQUISITIONS RANKINGS
- --------------------------------------------------------------------------------

                                      1992 - 1993

                            BY NUMBER OF COMPLETED DEALS
                           FULL CREDIT TO TARGET ADVISORS

                                1992                                                                    1993
                                ----                                                                    ----
RANK              MANAGER                    # OF ISSUES              RANK               MANAGER                # OF ISSUES
- ----              -------                    -----------              ----               -------                -----------

 1                Goldman, Sachs                  77                   1                 Merrill Lynch & Co              77

 2                CS First Boston                 64                   2                 Goldman, Sachs                  50

 3*               Lehman Brothers                 46                   3*                CS First Boston                 39

 3*               Merrill Lynch & Co.             46                   3*                Lehman Brothers                 37

 5                Morgan Stanley                  33                   5                 Morgan Stanley                  34

 6                Kidder, Peabody                 28                   6                 Smith Barney                    31

 7*               Saloman Brothers                25                   7*                Lazard Houses                   28

 7*               Donaldson, Lufkin & Jenette     25                   7*                Donaldson, Lufkin & Jenette     27

 9*               J.P. Morgan & Co. Inc.          17                   9*                J.P. Morgan & Co. Inc.          25

21*               Smith Barney                     8                   17                Alex, Brown & Sons              23
- ---------------------------------------------------------------------------------------------------------------------------

                                RANKING CRITERIA

                                                        RANK
                                     ------------------------------------------
                                      ALL ANNOUNCED                 COMPLETED
                                     --------------             ---------------
SMITH BARNEY                         1992      1993             1992       1993
- ------------------------------       ----      ----             ----       ----
FULL CREDIT TO TARGET ADVISORS

     # of Deals                       17          7               21          6

     Value of Deal                    26         16               20         14

FULL CREDIT TO ACQUIROR ADVISOR

     # of Deals                       14         11               16*        12

     Value of Deals                   13          4               15          6

FULL CREDIT TO ALL ADVISORS

     # of Deals                       18          7               19          7

     Value of Deals                   19         10               20         12
- --------------------------------------------------------------------------------

- -----------------------------
Source: Securities Data Corporation
* Denotes tie

- --------------------------------------------------------------------------------

SMITH BARNEY: INVESTMENT BANKING -- MERGERS & ACQUISITIONS

                1993 MERGERS & ACQUISITIONS TRANSACTION BREAKDOWN
- -------------------------------------------------------------------------------
             60 transactions in which transaction value was disclosed


Graphic:
Pie Chart of 1993 Mergers for Acquisitions Transaction
Breakdown

Text:
Smith Barney:  Investment Banking - Mergers & Acquisitions

1993 Mergers & Acquisitions Transaction Breakdown
60 transactions in which transaction value was disclosed

Below  $ 50  million                20.0%
$50  - $ 99  million                23.3%
$100 - $249  million                28.3%
$250 - $499  million                11.7%
over   $500  million                16.7%

SMITH BARNEY: INVESTMENT BANKING -- MERGERS AND ACQUISITIONS

                            HIGH PROFILE TRANSACTIONS

- --------------------------------------------------------------------------------
     Within the past 15 months, Smith Barney has served as financial advisor in the following highly visible M&A transactions.

                                                                                                       TRANSACTION VALUE
CLIENT                                  TRANSACTION                                                         ($ MILLIONS)
- ----------------------------            ------------------------------------------------------         ------------------
Viacom                                  Contested Acquisition of Paramount Communications                        $10,200
Viacom                                  Acquisition of Blockbuster Entertainment                                   8,400
Primerica Corporation                   Acquisition of The Travelers                                               4,000
Federated Department Stores             Contested Acquisition of R.H. Macy's                                       3,500
Continental Airlines                    Sale to Air Canada and Air Partners                                        2,410
Viacom                                  Sale of Equity Securities to NYNEX                                         1,200
Primerica Corporation                   Acquisition of Shearson Retail Brokerage                                   1,150
FHP International                       Contested Acquisition of TakeCare, Inc.                                    1,100
Epic Holdings, Inc.                     Sale to HealthTrust, Inc. - The Hospital Company                           1,000
Red Roof Inns                           Sale to Morgan Stanley Equity Funds                                          600
Curaflex                                Four-way Merger with T2, HealthInfusion, and Medisys                         550
Kemper Corporation                      Divestiture of Property Casualty Subsidiaries                                525
First American Metro                    Sale to First Union Corporation                                              453
O.Y.L. Industries/
Hong Leong Group Malaysia               Cross-border Acquisition of SnyderGeneral Corporation                        420
Cardinal Distribution                   Acquisition of Whitmire Distribution                                         400
The Olsten Corporation                  White Knight Acquisition of Lifetime Corporation                             358
HealthSouth                             Acquisition of National Medical Enterprise's
                                        Rehabilitation Business                                                      350
Energy Service Company                  Acquisition of Penrod Drilling                                               350
Proffitt's Inc.                         Acquisition of McRae's Inc.                                                  337
Schein Pharmaceutical, Inc.             Strategic Investment by Miles, Inc. (Bayer AG)                               310

                                                                                                             -----------
(selling shareholders)

                                                                                                             -----------
                                                                                                             -----------
                                        TOTAL                                                                    $37,613

SMITH BARNEY: PERFORMANCE

                            PREFERRED STOCK RANKINGS
- -------------------------------------------------------------------------------

                                   1992 - 1993

                                                            BY NUMBER OF ISSUES
                                                Full credit to each manager, includes funds
- -------------------------------------------------------------------------------------------------------------
                     1992                                                             1993
                     ----                                                             ----
                                                Amount                                               Amount
Rank          Manager        # of Issues      (Millions)             Manager        # of Issues    (Millions)
- ----          -------        -----------      ----------             -------        -----------    ----------
 1      MERRILL LYNCH & CO.      140          $15,807.4        MERRILL LYNCH & CO.      179        $15,547.9
 2      LEHMAN BROTHERS           91           13,082.1        SMITH BARNEY             131         11,787.0
 3      SMITH BARNEY              89            8,057.1        LEHMAN BROTHERS          127         14,836.0
 4      PAINEWEBBER               85           11,030.5        PAINEWEBBER              126         13,583.4
 5      PRUDENTIAL SECURITIES     76            7,085.5        PRUDENTIAL SECURITIES    115         13,047.6
 6      KIDDER, PEABODY           70            6,917.4        GOLDMAN, SACHS & CO.     104         14,151.1
 7      GOLDMAN, SACHS & CO.      63            7,477.5        KIDDER, PEABODY          100         10,134.6
 8      DEAN WITTER REYNOLDS      35            7,172.5        ALEX, BROWN & SONS        49          2,120.1
 9*     A.G. EDWARDS & SONS       26            2,721.5        MORGAN STANLEY            45          5,430.4
 9*     MORGAN STANLEY            26            2,958.0        A.G. EDWARDS & SONS       43          5,848.5

               RANKING CRITERIA
- -----------------------------------------------------
                                             RANK
                                         ------------
SMITH BARNEY                             1992    1993
- -----------------------------------------------------
FULL CREDIT TO LEAD MANAGER
   Excluding Funds, # of Issues            5       7
   Excluding Funds, Dollar Volume          5      10
   Including Funds, # of Issues            4       4
   Including Funds, Dollar Volume          5       7

FULL CREDIT TO ALL MANAGERS
   Excluding Funds, # of Issues            3       4
   Excluding Funds, Dollar Volume          6       6
   Including Funds, # of Issues            3       2
   Including Funds, Dollar Volume          4       6

- ----------------------
Source: Securities Data Corporation
Related to include Robinson-Humphrey
* Denotes tie

SMITH BARNEY: PERFORMANCE

                            CONVERTIBLE BOND RANKINGS
- -------------------------------------------------------------------------------

                                    1992-1993

                                                            BY NUMBER OF ISSUES
                                                        Full credit to each manager
- -----------------------------------------------------------------------------------------------------------------
                     1992                                                             1993
                     ----                                                             ----
                                               Amount                                                    Amount
Rank          Manager        # of Issues     (Millions)                  Manager         # of Issues   (Millions)
- ----          -------        -----------     ----------                  -------         -----------   ----------
 1      MERRILL LYNCH & CO.       12         $4,505.8       1      MERRILL LYNCH & CO.       21        $7,841.0
 2      SMITH BARNEY               9            645.0       2      SMITH BARNEY              15         2,349.2
 3*     FIRST BOSTON               8          1,680.0       3      CS FIRST BOSTON           12         1,731.7
 3*     DONALDSON, LUFKIN &
        JENRETTE                   8          1,421.7       4      LEHMAN BROTHERS           10         2,173.5
 3*     GOLDMAN, SACHS & CO.       8            945.0       5*     ALEX, BROWN & SONS         8           790.0
 6      SALOMON BROTHERS           7            510.0       5*     PAINEWEBBER                8           665.0
 7*     LEHMAN BROTHERS            6          1,008.0       6      MONTGOMERY SECURITIES      6           605.0
 7*     KIDDER, PEABODY            6            375.0       7      GOLDMAN, SACHS & CO.       5         1,306.9
 9      J.P.MORGAN & CO. INC.      5          1,091.7       8*     KEMPER SECURITIES          4           132.5
10      MONTGOMERY SECURITIES      4            445.0       8*     BEAR STEARNS               4            26.0

               RANKING CRITERIA
- -----------------------------------------------------
                                             RANK
                                         ------------
SMITH BARNEY                             1992    1993
- -----------------------------------------------------
FULL CREDIT TO LEAD MANAGER
   # of Issues                             4      2
   Dollar Volume                           8      6


FULL CREDIT TO ALL MANAGERS
   # of Issues                             2      2
   Dollar Volume                           8      2

- ----------------------
Source: Securities Data Corporation
Restated to include Robinson-Humphrey
* Denotes tie

SMITH BARNEY: PERFORMANCE

                         INVESTMENT GRADE DEBT RANKINGS
- -------------------------------------------------------------------------------
                                    1992-1993

                                                            BY NUMBER OF ISSUES
                                                        Full credit to lead manager
- -------------------------------------------------------------------------------------------------------------------
                     1992                                                            1993
                     ----                                                            ----
                                                    Amount                                                Amount
Rank          Manager          # of Issues        (Millions)    Rank       Manager        # of Issues   (Millions)
- ----          -------          -----------        ----------    ----       -------        -----------   ----------
 1      MERRILL LYNCH & CO.        297             $45,466       1    MERRILL LYNCH & CO.      526       $110,408
 2      GOLDMAN, SACHS & CO.       230              36,791       2    GOLDMAN, SACHS & CO.     448        100,773
 3      MORGAN STANLEY             173              22,961       3    SALOMON BROTHERS         433         89,623
 4      LEHMAN BROTHERS            164              25,717       4    LEHMAN BROTHERS          320         65,874
 5      FIRST BOSTON               150              26,800       5    CS FIRST BOSTON          297         74,974
 6      SALOMON BROTHERS           124              20,775       6    MORGAN STANLEY           294         68,212
 7      KIDDER, PEABODY & CO. INC.  81               5,547       7    J.P.MORGAN & CO.         294         54,243.7
 8      CITICORP                    50               1,238       8    BEAR STEARNS             152         27,669
 9      J.P. MORGAN & CO. INC.      45               7,363       9    KIDDER, PEABODY          136         19,792
10      BEAR STEARNS                28               3,359      10    CITICORP                 131         12,147
11      SMITH BARNEY                19               1,873      12    SMITH BARNEY              93         11,565

               RANKING CRITERIA
- -----------------------------------------------------
                                             RANK
                                         ------------
SMITH BARNEY                             1992    1993
- -----------------------------------------------------
FULL CREDIT TO LEAD MANAGER
   # of Issues                             11     12
   Dollar Volume                           11     13


FULL CREDIT TO ALL MANAGERS
   # of Issues                             13     13
   Dollar Volume                           14     15

- ----------------------
Source: Securities Data Corporation
Restated to include Robinson-Humphrey
* Denotes tie

SMITH BARNEY: PERFORMANCE

                               HIGH YIELD RANKINGS
- -------------------------------------------------------------------------------
                                    1992-1993




                                                            BY NUMBER OF ISSUES
                                                        Full credit to lead manager
                     1992                                                            1993
                     ----                                                            ----
                                                    Amount                                                 Amount
Rank          Manager          # of Issues        (Millions)    Rank       Manager        # of Issues    (Millions)
- ----          -------          -----------        ----------    ----       -------        -----------    ----------

 1      MERRILL LYNCH & CO.        33              7,724.6       1    MERRILL LYNCH & CO.      62        12,872.1
 2      DONALDSON, LUFKIN & J.     24              3,832.8       2    DONALDSON, LUFKIN & J    52         8,176.6
 3      MORGAN STANLEY             21              3,873.8       3    MORGAN STANLEY           32         6,457.5
 4      GOLDMAN, SACHS & CO.       29              5,379.1       4    GOLDMAN, SACHS & CO.     30         4,462.9
 5      SALOMON BROTHERS           16              2,741.9       5    SALOMON BROTHERS         26         4,638.6
 6      BEAR, STEARNS               9              1,340.6       6    BEAR, STEARNS            20         2,498.6
 7      LEHMAN BROTHERS            18              3,056.8       7    LEHMAN BROTHERS          17         2,555.8
 8      CS FIRST BOSTON            26              4,464.9       8    CITICORP                 14         1,927.5
 9*     BANKERS TRUST               8              1,444.0       9*   BANKERS TRUST            12         2,049.6
12      SMITH BARNEY                5                429.8      14    SMITH BARNEY              5           434.5




               RANKING CRITERIA
            # of Issue 1992 & 1993
                                             RANK
                                         ------------
SMITH BARNEY                             1992    1993
- -------------------------------------------------------
FULL CREDIT TO LEAD MANAGER
   # of Issues                             12     14
   Dollar Volume                           13     16


FULL CREDIT TO ALL MANAGERS
   # of Issues                             15     17
   Dollar Volume                           19     20


- ----------------------
Source: Securities Data Corporation
Restated to include Robinson-Humphrey
* Denotes tie

SMITH BARNEY: INVESTMENT BANKING OVERVIEW

                                  BRIDGE FUNDS
- -------------------------------------------------------------------------------
      President, Fred Eckert ex co-head of Goldman Sachs Corporate Finance and Founder of Merchant Banking activities


   GREENWICH STREET BRIDGE FUND, L.P.

Bridge financing for clients seeking
short-term subordinated acquisition financing

Fund size:          $500 million
Lead investor:      Travelers Corp.
Other investors:    Group of four to five
                    commercial banks

Typical
investment size:    $100-$200 million


   GREENWICH STREET CAPITAL PARTNERS, L.P.

Privately negotiated equity or subordinated capital in COOPERATION with our clients

Fund size: $600 million
 - $100 million Travelers Corp.
 - $500 million outside investors
 - Employee investment

30% of investments in emerging markets
 - China
 - Latin America
 - Southeast Asia